                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[425,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-BC4

               [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 20, 2003

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                   TERM SHEET
                                NOVEMBER 20, 2003

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC4

                           $425,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

--------------------------------------------------------------------------------------------------------------------------------
                                                         PAYMENT                            EXPECTED   STATED
                                       WAL (YRS)         WINDOW                              FINAL     FINAL
              APPROX                  (CALL (4)/       (CALL (4)/      PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
  CLASS      SIZE ($)       COUPON     MATURITY)        MATURITY)       DELAY    ACCRUAL      (4)       (5)     (MOODY'S / S&P)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-1   259,029,000                            INFORMATION NOT PROVIDED HEREBY                                  Aaa/AAA
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-2    36,324,000  LIBOR + [ ]  2.16 / 2.20    1 - 93 / 1 - 123     0     Actual/360   9/2011    11/2034      Aaa/AAA
                          (1), (2)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-3A   20,697,000  LIBOR + [ ]  0.90 / 0.90     1 - 21 / 1 - 21     0     Actual/360   9/2011    11/2034      Aaa/AAA
                            (6)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-3B   34,575,000    [ ]%(6)    4.90 / 6.21  21 - 93 / 21 - 212    24         30/360   9/2005    11/2034      Aaa/AAA
--------------------------------------------------------------------------------------------------------------------------------
CLASS M-1    27,625,000  LIBOR + [ ]  5.18 / 5.75  40 - 93 / 40 - 175     0     Actual/360   9/2011    11/2034      Aa2/AA+
                          (1), (3)
--------------------------------------------------------------------------------------------------------------------------------
CLASS M-2    22,313,000  LIBOR + [ ]  5.13 / 5.63  38 - 93 / 38 - 158     0     Actual/360   9/2011    11/2034      A2/A
                          (1), (3)
--------------------------------------------------------------------------------------------------------------------------------
CLASS M-3     6,375,000  LIBOR + [ ]  5.12 / 5.52  38 - 93 / 38 - 135     0     Actual/360   9/2011    11/2034      A3/A-
                          (1), (3)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B-1     6,375,000  LIBOR + [ ]  5.11 / 5.42  37 - 93 / 37 - 125     0     Actual/360   9/2011    11/2034      Baa1/BBB+
                          (1), (3)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B-2     5,950,000  LIBOR + [ ]  5.10 / 5.25  37 - 93 / 37 - 112     0     Actual/360   9/2011    11/2034      Baa2/BBB
                          (1), (3)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B-3     5,737,000  LIBOR + [ ]  4.84 / 4.84   37 - 93 / 37 - 94     0     Actual/360   9/2011    11/2034      Baa3/BBB-
                          (1), (3)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL       425,000,000
OFFERED:
--------------------------------------------------------------------------------------------------------------------------------

     1)  Subject to the Available Funds Cap and the Maximum Rate Cap.

     2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on Class A- 1, Class A-2, and Class A-3A will increase to 2x its margin on the following Distribution Date.

     3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x their respective margins on the following Distribution Date.

     4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

     5)  Assumes latest maturity date of Mortgage Loans plus one year.

     6)  Subject to the Group 3 Net WAC Cap.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659    scott_soltas@ml.com
Charles Sorrentino                 212-449-3659    charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752    matthew_whalen@ml.com
Paul Park                          212-449-6380    paul_park@ml.com
Ted Bouloukos                      212-449-5029    ted_bouloukos@ml.com
Fred Hubert                        212-449-5071    fred_hubert@ml.com
Alan Chan                          212-449-8140    alan_chan@ml.com
Alice Chang                        212-449-1701    alice_chang@ml.com
Sonia Lee                          212-449-5067    sonia_lee@ml.com
Amanda DeZutter                    212-449-0425    amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                     212-449-4457    glenn_costello@ml.com

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TITLE OF OFFERED           Specialty Underwriting & Residential Finance
CERTIFICATES               ("SURF"), Mortgage Loan Asset-Backed Certificates,
                           Series 2003-BC4, consisting of:
                           Class A-1, Class A-2, Class A-3-A and Class A-3-B
                           Certificates, (collectively, the "Class A
                           Certificates"),
                           Class M-1, Class M-2 and Class M-3 Certificates
                           (collectively, the "Class M Certificates"),
                           Class B-1, Class B-2 and Class B-3 Certificates
                           (collectively, the "Class B Certificates")

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           and Countrywide Securities Corporation

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

SELLER                     Merrill Lynch Mortgage Capital Inc.

SERVICER                   Litton Loan Servicing, LP

TRUSTEE                    J.P. Morgan Chase Bank

LOSS MITIGATION            The Murrayhill Company
ADVISOR

CUT-OFF DATE               December 1, 2003

PRICING DATE               On or about November [21], 2003

CLOSING DATE               On or about December [29], 2003

DISTRIBUTION DATES         Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January
                           2004.

ERISA CONSIDERATIONS       The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           The offered certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       The Trustee has the option to terminate the trust
                           when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                           Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders.
                           Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon and
                           (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $427,429,785 originated under the SURF program and will be serviced by Litton Loan
                           Servicing, L.P.

TOTAL DEAL SIZE            Approximately $425,000,000

ADMINISTRATIVE FEES        The Servicer, Trustee and Loss Mitigation Advisor
                           will be paid fees aggregating approximately 51.50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS        1. Excess interest

                           2. Over-Collateralization

                           3. Subordination

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the senior certificates (commencing with the distribution date in July 2004) until the overcollateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount as described below.

                           Initial: 0.00% of original balance
                           Target: 1.20% of original balance before stepdown, 2.40% of current balance after stepdown
                           Floor: 0.50% of original balance

                                  (PRELIMINARY AND SUBJECT TO REVISION)

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

SUBORDINATION:                  CLASSES       RATING (M/S)     SUBORDINATION (1)
                                -------       ------------     -----------------
(1) includes OC target
                                Class A       [Aaa/AAA]             18.70%
                                Class M-1     [Aa2/AA+]             12.20%
                                Class M-2     [A2/A]                 6.95%
                                Class M-3     [A3/A-]                5.45%
                                Class B-1     [Baa1/BBB+]            3.95%
                                Class B-2     [Baa2/BBB]             2.55%
                                Class B-3     [Baa3/BBB-]            1.20%

CLASS SIZES:                    CLASSES       RATING (M/S)     CLASS SIZES
------------                    -------       ------------     -----------
                                Class A       [Aaa/AAA]          82.50%
                                Class M-1     [Aa2/AA+]           6.50%
                                Class M-2     [A2/A]              5.25%
                                Class M-3     [A3/A-]             1.50%
                                Class B-1     [Baa1/BBB+]         1.50%
                                Class B-2     [Baa2/BBB]          1.40%
                                Class B-3     [Baa3/BBB-]         1.35%

INTEREST ACCRUAL           Interest will initially accrue from the Closing Date
                           to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP             If the 10% clean-up call for the Certificates is not
                           exercised on the first distribution date on which it is exercisable, (i) the margin on Class A-1, Class
                           A-2, and Class A-3A will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
                           Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution
                           Dates.

GROUP 3 NET WAC            The pass-through rate of Class A-3A and Class A-3B
CAP:                       will be subject to the "Group 3 Net WAC Cap", which
                           is a per annum rate equal to the weighted average net mortgage rate on the Group 3 Mortgage Loans. Any interest shortfall due to the Group 3 Net WAC Cap will not be reimbursed. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

AVAILABLE FUNDS            The pass-through rates of the Offered Certificates
CAP                        (except Class A-3A and Class A-3B) will be subject
                           to the "Available Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage
                           Rates in effect on the related due date, divided by
                           (y) the aggregate principal balance of the Offered
                           Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                           Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage
                           Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

MAXIMUM RATE CAP           The pass-through rates of the Offered Certificates
                           (except Class A-3A and Class A-3B) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and net mortgage rates on the fixed rate mortgage loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

SHORTFALL                  If on any Distribution Date the pass-through rate is
REIMBURSEMENT              limited by the Available Funds Cap, the amount of
                           such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

NET WAC The per annum rate equal to the weighted average of the Net Mortgage Rates on the mortgage loans.

CASHFLOW PRIORITY          1.  Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>       2.  Servicing Fees and Loss Mitigation Advisor Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           6. Excess interest to pay subordinate principal shortfalls.

                           7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

    All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the distribution date in July 2004) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

    1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

    2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

    3) The Group 3 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-3-A and Class A-3-B Certificates. Amounts allocated to the Class A-3-A and A-3-B Certificates shall be distributed sequentially, with all amounts paid to the Class A-3-A Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-3-B Certificates until its Certificate principal balance has been reduced to zero.

    "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

    "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

    "Group 3 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 3 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the Certificate principal balance of any of the Class A-1, Class A-2 or Class A-3-B Certificates has been reduced to zero, the amounts referred to in
(1), (2) or (3) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class or classes remain outstanding) on a pro rata basis, as the case may be. After the aggregate Certificate principal balance of the Class A-1, Class A-2, Class A-3-A and Class A-3-B Certificates has been reduced to zero, the amounts referred to in (1), (2) and (3) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1, Class A-2, Class A-3-A and the Class A-3-B Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                      CLASS A                        37.40%
                      CLASS M-1                      24.40%
                      CLASS M-2                      13.90%
                      CLASS M-3                      10.90%
                      CLASS B-1                       7.90%
                      CLASS B-2                       5.10%
                      CLASS B-3                       2.40%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)     The Distribution Date is on or after the January 2007 Distribution Date;
       and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE                The first Distribution Date on which the Senior
CLASS PRINCIPAL            Enhancement Percentage (i.e., the sum of the
DISTRIBUTION               outstanding principal balance of the subordinate
DATE                       Certificates and the O/C amount divided by the
                           aggregate stated principal balance of the Mortgage
                           Loans) is greater than or equal to the Senior
                           Specified Enhancement Percentage (including O/C),
                           which is equal to two times the initial AAA
                           subordination percentage.
                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                           37.40%
                           or
                           (17.50%+1.20%)*2

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

STEP DOWN LOSS         The situation that exists with respect to any
TRIGGER EVENT          Distribution Date after the Stepdown Date, if (a) the
<Preliminary and       quotient of (1) the aggregate Stated Principal Balance of
Subject to Revision>   all Mortgage Loans 60 or more days delinquent, measured
                       on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated
                       Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [TBD] and (ii) the Required Percentage or
                       (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                          LOSS PERCENTAGE
---------------------------                          ---------------
January 2007 - December 2008      [TBD]% with respect to January 2007, plus an additional
                                  1/12th of [TBD] % for each month thereafter
January 2008 - December 2009      [TBD]% with respect to January 2008, plus an additional
                                  1/12th of [TBD] % for each month thereafter
January 2009 - December 2010      [TBD]% with respect to January 2009, plus an additional
                                  1/12th of [TBD] % for each month thereafter
January 2010 and thereafter       [TBD]%

                               (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS             The Certificates will be offered pursuant to a Prospectus
                       which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                       Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES   The following tables describe the mortgage loans and the
                       related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

Aggregate Outstanding Principal Balance       $427,429,785
Aggregate Original Principal Balance          $428,180,610
Number of Mortgage Loans                             2,764

                                             MINIMUM            MAXIMUM         AVERAGE (1)
                                             -------            -------         -----------
Original Principal Balance                   $10,500            $707,000         $154,913
Outstanding Principal Balance                $10,423            $706,267         $154,642

                                        MINIMUM         MAXIMUM     WEIGHTED AVERAGE (2)
                                        -------         -------     --------------------
Original Term (mos)                         120             360             354
Stated Remaining Term (mos)                 117             359             351
Loan Age (mos)                                1              16               3
Current Interest Rate                     5.200%         13.500%          7.234%
Initial Interest Rate Cap (3)             1.000%          3.000%          2.998%
Periodic Rate Cap (3)                     1.000%          1.500%          1.064%
Gross Margin (3)                          3.125%         11.280%          6.710%
Maximum Mortgage Rate (3)                11.200%         21.500%         13.380%
Minimum Mortgage Rate (3)                 3.125%         11.400%          7.109%
Months to Roll (3)                            3              57              24
Original Loan-to-Value                    17.54%         100.00%          81.68%
Credit Score (4)                            495             797             626

                            EARLIEST            LATEST
                            --------            ------
Maturity Date               09/07/13           11/01/33

LIEN POSITION          PERCENT OF MORTGAGE POOL
                       ------------------------
1st Lien                       98.49%
2nd Lien                        1.51%

OCCUPANCY           PERCENT OF MORTGAGE POOL
                    ------------------------
Primary                      94.61%
Second Home                   0.68%
Investment                    4.72%

LOAN TYPE            PERCENT OF MORTGAGE POOL
                     ------------------------
Fixed Rate                    30.53%
ARM                           69.47%

YEAR OF ORIGINATION         PERCENT OF MORTGAGE POOL
                            ------------------------
2002                                 0.03%
2003                                99.97%

LOAN PURPOSE                      PERCENT OF MORTGAGE POOL
                                  ------------------------
Purchase                                   24.80%
Refinance - Rate Term                       8.81%
Refinance - Cashout                        66.39%

PROPERTY TYPE                     PERCENT OF MORTGAGE POOL
                                  ------------------------
Single Family                             80.31%
Rowhouse                                   0.03%
Townhouse                                  0.33%
Condominium                                4.25%
Two- to Four-Family                        4.21%
Planned Unit Development                  10.36%
Manufactured Housing                       0.49%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

MORTGAGE RATES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           NUMBER OF          BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
6.500% or less                554          $113,633,316     26.59%        6.130%     659      $    205,114    78.39%    67.23%
-----------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%              611           110,205,175     25.78         6.844      630           180,369    81.33     57.46
-----------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%              415            64,149,125     15.01         7.326      614           154,576    82.89     59.36
-----------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              473            65,783,683     15.39         7.800      608           139,078    83.83     56.63
-----------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              209            26,614,524      6.23         8.307      600           127,342    83.86     54.67
-----------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              215            27,204,873      6.36         8.771      588           126,534    83.06     66.72
-----------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%               81             7,530,456      1.76         9.284      579            92,969    82.93     62.06
-----------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%              88             6,807,862      1.59         9.826      584            77,362    84.23     78.32
-----------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%             34             1,420,062      0.33        10.211      621            41,767    93.50     85.19
-----------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             33             1,598,149      0.37        10.746      619            48,429    90.56     60.07
-----------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%             12               581,025      0.14        11.374      628            48,419    93.17     41.64
-----------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%             17               920,758      0.22        11.902      672            54,162    98.68     14.79
-----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%             11               592,455      0.14        12.427      685            53,860   100.00      7.29
-----------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%              9               338,402      0.08        12.920      659            37,600    99.94      0.00
-----------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%              2                49,923      0.01        13.345      706            24,961   100.00      0.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,764          $427,429,785    100.00%        7.234%     626      $    154,642    81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.200% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.234% per annum.

REMAINING MONTHS TO STATED MATURITY

                                        AGGREGATE                           WEIGHTED      AVERAGE     WEIGHTED
    RANGE OF                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE    PERCENT
 REMAINING MONTHS      NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL      FULL
TO STATED MATURITY  MORTGAGE LOANS     OUTSTANDING      POOL      COUPON     SCORE      OUTSTANDING     LTV         DOC
--------------------------------------------------------------------------------------------------------------------------
109 to 120                  4         $    285,555      0.07%      8.136%      593      $     71,389   76.35%      100.00%
-------------------------------------------------------------------------------------------------------------------------
169 to 180                180           11,393,508      2.67       8.803       641            63,297   86.06        66.67
-------------------------------------------------------------------------------------------------------------------------
229 to 240                 54            4,558,873      1.07       8.577       633            84,424   85.07        58.28
-------------------------------------------------------------------------------------------------------------------------
289 to 300                 12              411,022      0.10       8.868       643            34,252   92.77        95.09
-------------------------------------------------------------------------------------------------------------------------
337 to 348                  1              131,206      0.03      10.750       518           131,206   80.00       100.00
-------------------------------------------------------------------------------------------------------------------------
349 to 360               2513          410,649,621     96.07       7.172       625           163,410   81.52        60.71
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,764         $427,429,785    100.00%      7.234%      626      $    154,642   81.68%       60.91%
-------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 351 months.

---------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
 RANGE OF ORIGINAL                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    PERCENT
   MORTGAGE LOAN            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL
 PRINCIPAL BALANCES      MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------
$50,000 or less                180        $  6,525,243      1.53%      9.601%     636      $   36,251     87.08%      69.68%
---------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000            713          55,210,370     12.92       7.943      614          77,434     81.58       72.60
---------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000           748          93,349,615     21.84       7.358      622         124,799     81.60       62.40
---------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000           476          82,886,311     19.39       7.218      620         174,131     80.97       58.01
---------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000           256          57,163,926     13.37       7.052      625         223,297     81.81       58.17
---------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000           165          45,290,432     10.60       7.016      625         274,487     81.47       48.94
---------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000            95          30,596,331      7.16       6.858      637         322,067     81.44       51.49
---------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000            52          19,698,202      4.61       6.741      643         378,812     82.18       55.76
---------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000            43          18,324,320      4.29       6.594      653         426,147     85.05       69.64
---------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000            24          11,498,946      2.69       6.819      635         479,123     82.11       70.90
---------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000             4           2,069,165      0.48       6.490      625         517,291     85.01      100.00
---------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000             5           2,806,259      0.66       6.145      677         561,252     75.34       79.73
---------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000             1             624,998      0.15       5.990      638         624,998     75.00      100.00
---------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000             1             679,400      0.16       6.625      663         679,400     72.34      100.00
---------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000             1             706,267      0.17       5.790      758         706,267     70.00      100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,764        $427,429,785    100.00%      7.234%     626      $  154,642     81.68%      60.91%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,423 to approximately $706,267 and the average outstanding principal balance of the Mortgage Loans was approximately $154,642

PRODUCT TYPES

                                              AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL      FULL
   PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING     LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans             120        $  5,853,620      1.37%       10.105%       661     $  48,780       96.33%     59.90%
---------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans           4             285,555      0.07         8.136        593        71,389       76.35     100.00
---------------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans          60           5,539,889      1.30         7.428        621        92,331       75.21      73.83
---------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans          54           4,558,873      1.07         8.577        633        84,424       85.07      58.28
---------------------------------------------------------------------------------------------------------------------------------
25 to 29 Year Fixed Loans          12             411,022      0.10         8.868        643        34,252       92.77      95.09
---------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans               673         113,835,667     26.63         7.064        646       169,147       79.25      63.18
---------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans               1             316,105      0.07         5.500        648       316,105       90.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                  1,365         220,896,187     51.68         7.265        616       161,829       82.20      60.04
---------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                    473          75,199,985     17.59         7.088        621       158,985       82.93      58.54
---------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                      2             532,882      0.12         5.755        667       266,441       77.48     100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,764        $427,429,785    100.00%        7.234%       626     $ 154,642       81.68%     60.91%
---------------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
  STATE DISTRIBUTIONS         NUMBER OF        BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL      FULL
OF MORTGAGED PROPERTIES     MORTGAGE LOANS   OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING     LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                            25        $  2,827,983      0.66%       7.957%       604      $ 113,119      80.07%      85.34%
---------------------------------------------------------------------------------------------------------------------------------
Arizona                            85          10,986,913      2.57        7.026        648        129,258      85.38       55.79
---------------------------------------------------------------------------------------------------------------------------------
Arkansas                           22           2,259,543      0.53        7.451        643        102,707      85.65       67.91
---------------------------------------------------------------------------------------------------------------------------------
California                        606         138,091,603     32.31        6.776        637        227,874      79.17       57.73
---------------------------------------------------------------------------------------------------------------------------------
Colorado                           59           9,129,368      2.14        6.981        641        154,735      83.22       56.39
---------------------------------------------------------------------------------------------------------------------------------
Connecticut                        35           5,561,270      1.30        7.141        624        158,893      80.35       69.94
---------------------------------------------------------------------------------------------------------------------------------
Delaware                           14           1,627,241      0.38        8.270        608        116,231      77.10       66.41
---------------------------------------------------------------------------------------------------------------------------------
Florida                           190          23,804,585      5.57        7.455        616        125,287      82.07       45.91
---------------------------------------------------------------------------------------------------------------------------------
Georgia                            95          12,129,673      2.84        7.744        612        127,681      83.41       66.51
---------------------------------------------------------------------------------------------------------------------------------
Illinois                          112          16,502,634      3.86        7.632        611        147,345      83.97       63.35
---------------------------------------------------------------------------------------------------------------------------------
Indiana                            70           6,994,405      1.64        7.262        610         99,920      84.32       76.68
---------------------------------------------------------------------------------------------------------------------------------
Iowa                               15           1,247,442      0.29        8.055        614         83,163      83.46       58.62
---------------------------------------------------------------------------------------------------------------------------------
Kansas                             39           3,822,044      0.89        7.592        606         98,001      84.59       81.75
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                           33           2,573,743      0.60        7.388        630         77,992      84.00       79.83
---------------------------------------------------------------------------------------------------------------------------------
Louisiana                          34           3,218,327      0.75        8.191        592         94,657      80.84       67.08
---------------------------------------------------------------------------------------------------------------------------------
Maine                               7           1,219,793      0.29        7.146        623        174,256      81.47       34.96
---------------------------------------------------------------------------------------------------------------------------------
Maryland                           83          15,406,368      3.60        7.128        615        185,619      83.78       81.74
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts                      85          15,635,463      3.66        7.550        623        183,947      78.69       45.20
---------------------------------------------------------------------------------------------------------------------------------
Michigan                           82          11,100,423      2.60        7.680        618        135,371      84.61       66.79
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                          57           9,270,149      2.17        7.692        632        162,634      83.46       47.13
---------------------------------------------------------------------------------------------------------------------------------
Mississippi                        17           1,378,414      0.32        8.028        624         81,083      85.20       59.18
---------------------------------------------------------------------------------------------------------------------------------
Missouri                           64           7,452,299      1.74        7.371        630        116,442      83.73       74.42
---------------------------------------------------------------------------------------------------------------------------------
Montana                             1             126,880      0.03        6.940        651        126,880      80.00        0.00
---------------------------------------------------------------------------------------------------------------------------------
Nebraska                           13           1,767,694      0.41        7.294        626        135,976      85.33       49.09
---------------------------------------------------------------------------------------------------------------------------------
Nevada                             67          10,607,885      2.48        7.291        655        158,327      81.92       47.84
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire                      11           1,509,487      0.35        7.882        612        137,226      78.12       50.46
---------------------------------------------------------------------------------------------------------------------------------
New Jersey                         45           8,574,189      2.01        7.493        594        190,538      82.94       71.17
---------------------------------------------------------------------------------------------------------------------------------
New Mexico                          5             704,536      0.16        7.455        645        140,907      84.04       61.89
---------------------------------------------------------------------------------------------------------------------------------
New York                           42           9,203,182      2.15        7.137        605        219,123      76.83       49.67
---------------------------------------------------------------------------------------------------------------------------------
North Carolina                     60           6,946,994      1.63        7.646        635        115,783      83.40       49.37
---------------------------------------------------------------------------------------------------------------------------------
North Dakota                        1              78,736      0.02        5.440        699         78,736      71.82        0.00
---------------------------------------------------------------------------------------------------------------------------------
Ohio                              132          14,643,327      3.43        7.296        623        110,934      84.33       71.41
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma                           11           1,308,751      0.31        8.080        631        118,977      87.81       55.94
---------------------------------------------------------------------------------------------------------------------------------
Oregon                             31           3,847,465      0.90        7.232        638        124,112      84.10       52.76
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                       74           8,584,392      2.01        7.391        603        116,005      81.92       74.49
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island                       36           5,310,726      1.24        7.482        606        147,520      78.54       56.71
---------------------------------------------------------------------------------------------------------------------------------
South Carolina                     39           4,044,363      0.95        7.841        612        103,702      85.41       70.84
---------------------------------------------------------------------------------------------------------------------------------
South Dakota                        6             642,149      0.15        7.914        606        107,025      82.59       84.46
---------------------------------------------------------------------------------------------------------------------------------
Tennessee                          61           6,206,174      1.45        7.865        625        101,741      84.95       73.31
---------------------------------------------------------------------------------------------------------------------------------
Texas                              44           5,125,793      1.20        7.877        639        116,495      82.49       36.87
---------------------------------------------------------------------------------------------------------------------------------
Utah                               10           1,672,419      0.39        7.424        607        167,242      81.41       67.85
---------------------------------------------------------------------------------------------------------------------------------
Virginia                          130          19,033,453      4.45        7.456        615        146,411      84.11       73.67
---------------------------------------------------------------------------------------------------------------------------------
Washington                         40           6,430,947      1.50        7.012        644        160,774      84.00       61.09
---------------------------------------------------------------------------------------------------------------------------------
West Virginia                      18           1,828,120      0.43        7.914        603        101,562      83.44       79.57
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin                          55           6,811,027      1.59        7.282        611        123,837      84.29       71.65
---------------------------------------------------------------------------------------------------------------------------------
Wyoming                             3             181,413      0.04        8.666        573         60,471      81.70      100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,764        $427,429,785    100.00%       7.234%       626      $ 154,642      81.68%      60.91%
---------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                                           PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
  RANGE OF ORIGINAL       NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL    FULL
LOAN-TO-VALUE RATIOS    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------
50.00% or less                 54        $   6,285,586       1.47%     6.990%       624      $ 116,400      41.46%     56.45%
----------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%               32            4,586,016       1.07      6.790        632        143,313      53.08      47.46
----------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%               45            6,699,718       1.57      6.817        630        148,883      57.87      63.24
----------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%               75           11,557,115       2.70      6.971        612        154,095      63.14      52.79
----------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%              135           20,491,163       4.79      7.234        608        151,786      68.55      62.21
----------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%              193           31,995,814       7.49      7.201        599        165,781      73.91      63.92
----------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%              821          134,367,619      31.44      6.933        638        163,663      79.58      51.53
----------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%              425           68,340,806      15.99      7.344        610        160,802      84.41      59.42
----------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%              655          108,831,319      25.46      7.308        629        166,155      89.65      65.69
----------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%              132           22,048,905       5.16      7.607        628        167,037      94.44      92.37
----------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%             197           12,225,724       2.86      9.458        661         62,060      99.91      76.78
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,764        $ 427,429,785     100.00%     7.234%       626      $ 154,642      81.68%     60.91%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.51% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.80%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.82%.

LOAN PURPOSE

                                            AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                            NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL
    LOAN PURPOSE         MORTGAGE LOANS    OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout         1,780          $283,758,013      66.39%       7.228%      614      $ 159,415      80.67%      65.93%
-------------------------------------------------------------------------------------------------------------------------------
Purchase                      745           106,000,838      24.80        7.316       656        142,283      84.45       46.69
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term         239            37,670,934       8.81        7.048       634        157,619      81.50       63.11
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,764          $427,429,785     100.00%       7.234%      626      $ 154,642      81.68%      60.91%
-------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                              NUMBER OF        BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL
     PROPERTY TYPE         MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Single Family                   2,249       $343,268,064      80.31%      7.235%       624      $ 152,631      81.71%      61.36%
--------------------------------------------------------------------------------------------------------------------------------
Rowhouse                            1           139,686        0.03       7.490        673        139,686      80.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                          14          1,426,489       0.33       8.139        634        101,892      83.07       41.04
--------------------------------------------------------------------------------------------------------------------------------
Condominium                       127         18,174,848       4.25       7.247        638        143,109      80.02       58.65
--------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family               103         18,011,167       4.21       7.294        638        174,866      79.18       53.82
--------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing               21          2,109,414       0.49       7.140        631        100,448      76.41      100.00
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development          249         44,300,117      10.36       7.171        631        177,912      83.40       60.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,764       $427,429,785     100.00%      7.234%       626      $ 154,642      81.68%      60.91%
--------------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

DOCUMENTATION

                                           AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                                           PRINCIPAL     PERCENT OF      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                           NUMBER OF        BALANCE       MORTGAGE       AVERAGE      CREDIT      BALANCE      ORIGINAL       FULL
   DOCUMENTATION        MORTGAGE LOANS    OUTSTANDING       POOL          COUPON      SCORE     OUTSTANDING      LTV           DOC
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation          1,758        $260,352,079       60.91%        7.189%       616        $148,096       82.51%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation          972         160,903,502       37.64         7.316        641         165,539       80.30         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Lite Documentation             34           6,174,204        1.44         7.043        639         181,594       82.56         0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,764        $427,429,785      100.00%        7.234%       626        $154,642       81.68%       60.91%
-----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                           AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED
                                           PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE      PERCENT
                          NUMBER OF         BALANCE     MORTGAGE    AVERAGE       CREDIT       BALANCE       ORIGINAL       FULL
  OCCUPANCY            MORTGAGE LOANS     OUTSTANDING     POOL       COUPON       SCORE      OUTSTANDING       LTV           DOC
---------------------------------------------------------------------------------------------------------------------------------
Primary                     2,569        $404,374,549     94.61%      7.219%        623       $157,405        81.72%       60.48%
--------------------------------------------------------------------------------------------------------------------------------
Investment                    176          20,169,134      4.72       7.511         666        114,597        81.21        72.27
--------------------------------------------------------------------------------------------------------------------------------
Second Home                    19           2,886,103      0.68       7.374         680        151,900        80.06        42.31
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,764        $427,429,785    100.00%      7.234%        626       $154,642        81.68%       60.91%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED
                                           PRINCIPAL    PERCENT OF      WEIGHTED      AVERAGE      PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN AGE         NUMBER OF         BALANCE      MORTGAGE       AVERAGE        CREDIT       BALANCE      ORIGINAL   FULL
    SUMMARY            MORTGAGE LOANS     OUTSTANDING      POOL          COUPON        SCORE      OUTSTANDING       LTV      DOC
----------------------------------------------------------------------------------------------------------------------------------
 1                             5         $    614,700         0.14%      7.326%         609        $122,940        83.11%   62.91%
---------------------------------------------------------------------------------------------------------------------------------
 2                           835          121,285,324        28.38       7.322          629         145,252        81.58    61.01
---------------------------------------------------------------------------------------------------------------------------------
 3                         1,218          198,203,420        46.37       7.124          628         162,729        81.18    61.32
---------------------------------------------------------------------------------------------------------------------------------
 4                           590           90,939,294        21.28       7.305          617         154,134        82.65    59.27
---------------------------------------------------------------------------------------------------------------------------------
 5                            90           12,418,292         2.91       7.333          626         137,981        82.19    57.70
---------------------------------------------------------------------------------------------------------------------------------
 6                            15            2,684,575         0.63       7.897          610         178,972        85.95    77.24
---------------------------------------------------------------------------------------------------------------------------------
 7                             7              800,061         0.19       8.096          607         114,294        89.73   100.00
---------------------------------------------------------------------------------------------------------------------------------
 8                             2              249,303         0.06       8.821          581         124,651        77.45   100.00
---------------------------------------------------------------------------------------------------------------------------------
 9                             1              103,611         0.02       9.875          543         103,611        83.20   100.00
---------------------------------------------------------------------------------------------------------------------------------
16                             1              131,206         0.03      10.750          518         131,206        80.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,764         $427,429,785       100.00%      7.234%         626        $154,642        81.68%   60.91%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                              WEIGHTED       AVERAGE      WEIGHTED
                                           PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE       PRINCIPAL     AVERAGE     PERCENT
ORIGINAL PREPAYMENT       NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT        BALANCE      ORIGINAL      FULL
   PENALTY TERM        MORTGAGE LOANS     OUTSTANDING        POOL       COUPON     SCORE       OUTSTANDING       LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
None                         240         $ 29,193,184       6.83%       7.687%       623         $121,638        82.25%    58.53%
--------------------------------------------------------------------------------------------------------------------------------
6 Months                       4              390,571       0.09        7.606        633           97,643        86.16    100.00
--------------------------------------------------------------------------------------------------------------------------------
12 Months                    141           27,302,192       6.39        7.431        624          193,633        81.44     60.69
--------------------------------------------------------------------------------------------------------------------------------
13 Months                      7            1,512,289       0.35        6.832        657          216,041        75.02     74.89
--------------------------------------------------------------------------------------------------------------------------------
24 Months                  1,176          183,608,885      42.96        7.292        617          156,130        82.62     58.72
--------------------------------------------------------------------------------------------------------------------------------
30 Months                      1              220,840       0.05        7.625        748          220,840        85.00      0.00
--------------------------------------------------------------------------------------------------------------------------------
36 Months                    977          146,328,410      34.23        7.123        635          149,773        81.38     61.86
--------------------------------------------------------------------------------------------------------------------------------
48 Months                     44           11,840,310       2.77        6.267        669          269,098        78.54     67.55
--------------------------------------------------------------------------------------------------------------------------------
60 Months                    174           27,033,105       6.32        7.192        624          155,363        78.22     69.69
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,764         $427,429,785     100.00%       7.234%       626         $154,642        81.68%    60.91%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

CREDIT SCORES

                                            AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL    FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------
451 to 500                        1        $     96,342       0.02%     8.500%      495        $ 96,342     67.89%    100.00%
----------------------------------------------------------------------------------------------------------------------------
501 to 550                      277          38,286,984       8.96      7.921       536         138,220     74.52      83.58
----------------------------------------------------------------------------------------------------------------------------
551 to 600                      734         111,579,634      26.10      7.558       577         152,016     81.50      70.88
----------------------------------------------------------------------------------------------------------------------------
601 to 650                      933         146,644,552      34.31      7.147       626         157,175     84.01      60.63
----------------------------------------------------------------------------------------------------------------------------
651 to 700                      564          87,550,375      20.48      6.976       672         155,231     82.21      43.58
----------------------------------------------------------------------------------------------------------------------------
701 to 750                      180          30,551,735       7.15      6.710       724         169,732     80.60      43.54
----------------------------------------------------------------------------------------------------------------------------
751 to 800                       75          12,720,165       2.98      6.365       771         169,602     77.05      69.19
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $427,429,785     100.00%      7.23%      626        $154,642     81.68%     60.91%
----------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 495 to 797 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 626.

CREDIT GRADE

                                  AGGREGATE                                            AVERAGE       WEIGHTED
                                  PRINCIPAL     PERCENT OF    WEIGHTED     WEIGHTED   PRINCIPAL       AVERAGE    PERCENT
                  NUMBER OF        BALANCE       MORTGAGE     AVERAGE      AVERAGE     BALANCE       ORIGINAL      FULL
CREDIT GRADE    MORTGAGE LOANS   OUTSTANDING      POOL        COUPON        FICO     OUTSTANDING        LTV        DOC
------------------------------------------------------------------------------------------------------------------------
A+                     1,257     $200,288,562     46.86%       6.909%         671      $159,339        82.43%     48.98%
-----------------------------------------------------------------------------------------------------------------------
A                        338       55,920,717     13.08        7.296          617       165,446        84.96      59.57
-----------------------------------------------------------------------------------------------------------------------
A-                       658       99,725,536     23.33        7.441          591       151,559        82.42      70.38
-----------------------------------------------------------------------------------------------------------------------
B                        283       40,089,262      9.38        7.741          566       141,658        78.53      80.04
-----------------------------------------------------------------------------------------------------------------------
C                        132       18,206,892      4.26        7.726          540       137,931        73.60      85.86
-----------------------------------------------------------------------------------------------------------------------
C-                        96       13,198,815      3.09        8.125          538       137,488        71.64      83.54
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,764     $427,429,785    100.00%       7.234%         626      $154,642        81.68%     60.91%
-----------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

MARGINS

                                        AGGREGATE                                    WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL    PERCENT OF    WEIGHTED          AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                         NUMBER OF       BALANCE      MORTGAGE      AVERAGE           CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF MARGINS      MORTGAGE LOANS   OUTSTANDING      POOL        COUPON            SCORE     OUTSTANDING     LTV        DOC
--------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%             1         $    316,105      0.11%      5.500%             648       $316,105     90.00%      100.00%
--------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%             7            2,180,865      0.73       6.884              639        311,552     85.75        59.74
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%            18            3,815,180      1.28       5.880              643        211,954     77.68        89.56
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%            54           11,491,959      3.87       6.201              631        212,814     77.04        70.04
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%           107           22,917,512      7.72       6.301              634        214,182     81.06        70.23
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%           205           37,928,081     12.77       6.405              631        185,015     80.26        60.54
--------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%           356           61,760,290     20.80       6.817              630        173,484     82.45        53.79
--------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%           326           55,263,860     18.61       7.167              622        169,521     83.41        55.59
--------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%           287           40,570,843     13.66       7.683              604        141,362     83.45        58.72
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%           182           24,585,513      8.28       8.023              601        135,085     85.05        59.65
--------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%           140           18,624,769      6.27       8.492              589        133,034     82.97        56.36
--------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%            90           10,573,514      3.56       8.899              585        117,483     82.24        74.56
--------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%            42            4,868,248      1.64       9.469              568        115,911     83.32        64.26
--------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%           20            1,679,547      0.57       9.911              559         83,977     81.44        62.44
--------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%           3              178,520      0.06       9.658              552         59,507     81.57       100.00
--------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%           1              103,611      0.03       9.875              543        103,611     83.20       100.00
--------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%           2               86,743      0.03      11.400              529         43,372     70.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,841         $296,945,160    100.00%      7.215%             618       $161,296     82.38%       59.78%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.125% per annum to 11.280% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.710% per annum.

MAXIMUM MORTGAGE RATES

                                        AGGREGATE                                    WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL    PERCENT OF    WEIGHTED           AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM         NUMBER OF       BALANCE      MORTGAGE      AVERAGE           CREDIT      BALANCE     ORIGINAL    FULL
 MORTGAGE RATES       MORTGAGE LOANS   OUTSTANDING      POOL        COUPON            SCORE     OUTSTANDING     LTV        DOC
--------------------------------------------------------------------------------------------------------------------------------
13.000% or less            696         $130,891,557      44.08%      6.502%            630       $188,063       81.31%    62.17%
-------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%         290           48,574,043      16.36       7.170             619        167,497       82.82     56.84
-------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%         344           52,868,762      17.80       7.535             615        153,688       83.54     55.28
-------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%         182           25,091,347       8.45       7.974             603        137,865       84.18     58.46
-------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%         192           25,195,431       8.48       8.430             599        131,226       83.79     62.18
-------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%          69            7,015,539       2.36       9.022             574        101,674       80.88     55.43
-------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%          52            5,878,125       1.98       9.383             575        113,041       81.19     68.88
-------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%           4              330,070       0.11       9.368             586         82,518       84.09     57.14
-------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%           7              766,653       0.26       9.911             569        109,522       79.74     79.07
-------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%           3              173,506       0.06      10.800             552         57,835       75.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%           1               53,764       0.02      10.900             529         53,764       41.38    100.00
-------------------------------------------------------------------------------------------------------------------------------
21.001% to 21.500%           1              106,363       0.04       7.750             615        106,363       85.00      0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,841         $296,945,160     100.00%      7.215%            618       $161,296       82.38%    59.78%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.200% per annum to 21.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.380% per annum.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received statement. or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

NEXT RATE ADJUSTMENT DATE

                                               AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                               PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                               NUMBER OF        BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS    OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
March 2004                           1       $    316,105       0.11%      5.500%       648      $  316,105      90.00%     100.00%
----------------------------------------------------------------------------------------------------------------------------------
August 2004                          1            131,206       0.04      10.750        518         131,206      80.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
March 2005                           1            103,611       0.03       9.875        543         103,611      83.20      100.00
----------------------------------------------------------------------------------------------------------------------------------
April 2005                           3            542,396       0.18       7.769        600         180,799      84.74      100.00
----------------------------------------------------------------------------------------------------------------------------------
May 2005                             4            540,221       0.18       8.083        590         135,055      87.83      100.00
----------------------------------------------------------------------------------------------------------------------------------
June 2005                            6          1,179,849       0.40       8.176        614         196,641      87.46      100.00
----------------------------------------------------------------------------------------------------------------------------------
July 2005                           54          7,781,932       2.62       7.356        623         144,110      82.59       58.35
----------------------------------------------------------------------------------------------------------------------------------
August 2005                        354         57,555,308      19.38       7.279        610         162,586      82.43       56.66
----------------------------------------------------------------------------------------------------------------------------------
September 2005                     526         87,157,775      29.35       7.223        617         165,699      82.32       58.68
----------------------------------------------------------------------------------------------------------------------------------
October 2005                       413         65,535,690      22.07       7.258        621         158,682      81.63       63.63
----------------------------------------------------------------------------------------------------------------------------------
November 2005                        3            368,200       0.12       7.564        602         122,733      82.69       38.08
----------------------------------------------------------------------------------------------------------------------------------
May 2006                             1             67,263       0.02       8.750        587          67,263      90.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
June 2006                            3            512,476       0.17       7.944        625         170,825      88.09      100.00
----------------------------------------------------------------------------------------------------------------------------------
July 2006                            2            382,219       0.13       6.576        643         191,110      85.63      100.00
----------------------------------------------------------------------------------------------------------------------------------
August 2006                         53          7,642,857       2.57       7.265        618         144,205      85.34       55.17
----------------------------------------------------------------------------------------------------------------------------------
September 2006                     259         41,450,867      13.96       6.991        616         160,042      82.68       63.83
----------------------------------------------------------------------------------------------------------------------------------
October 2006                       154         24,955,303       8.40       7.179        630         162,047      82.39       48.88
----------------------------------------------------------------------------------------------------------------------------------
November 2006                        1            189,000       0.06       7.190        608         189,000      90.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
September 2008                       2            532,882       0.18       5.755        667         266,441      77.48      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,841       $296,945,160     100.00%      7.215%       618      $  161,296      82.38%      59.78%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

Aggregate Outstanding Principal Balance                                     $ 44,281,070
Aggregate Original Principal Balance                                        $ 44,351,059
Number of Mortgage Loans                                                             122

                                             MINIMUM        MAXIMUM             AVERAGE (1)
                                            ---------      ---------           ------------
Original Principal Balance                  $ 45,000       $ 680,000             $ 363,533
Outstanding Principal Balance               $ 44,941       $ 679,400             $ 362,960

                                             MINIMUM         MAXIMUM        WEIGHTED AVERAGE (2)
                                            ---------       ---------       --------------------
Original Term (mos)                             360             360                  360
Stated Remaining Term (mos)                     354             358                  357
Loan Age (mos)                                    2               6                    3
Current Interest Rate                         5.240%          8.750%               6.836%
Initial Interest Rate Cap (3)                 3.000%          3.000%               3.000%
Periodic Rate Cap (3)                         1.000%          1.500%               1.065%
Gross Margin (3)                              3.850%          8.630%               6.222%
Maximum Mortgage Rate (3)                    11.240%         15.640%              12.984%
Minimum Mortgage Rate (3)                     3.990%          8.750%               6.653%
Months to Roll (3)                               18              34                   24
Original Loan-to-Value                        36.11%         100.00%               83.35%
Credit Score (4)                                501             767                  626

                                                            EARLIEST              LATEST
                                                            --------             --------
Maturity Date                                               06/01/33             10/06/33

LIEN POSITION                PERCENT OF MORTGAGE POOL
-------------                ------------------------
1st Lien                              100.00%

OCCUPANCY                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Primary                                99.70%
Second Home                             0.70%
Investment

LOAN TYPE                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
ARM                                    100.00%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2003                                  100.00%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                               30.63%
Refinance - Rate Term                   7.49%
Refinance - Cashout                    61.88%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                         83.84%
Condominium                            3.78%
Two- to Four-Family                    1.01%
Planned Unit Development              11.37%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

---------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

MORTGAGE RATES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
--------------------------------------------------------------------------------------------------------------------
6.500% or less                 42        $16,632,499     37.56%    6.104%     638     $   396,012   82.07%    69.57%
-------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               39         14,355,803     32.42     6.847      617         368,098   83.45     64.64
-------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               15          5,403,863     12.20     7.358      633         360,258   85.69     46.41
-------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               16          4,900,972     11.07     7.754      622         306,311   85.21     56.53
-------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                8          2,104,232      4.75     8.274      591         263,029   83.27     42.98
-------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                2            883,701      2.00     8.702      624         441,850   81.29     56.51
-------------------------------------------------------------------------------------------------------------------
TOTAL                         122        $44,281,070    100.00%    6.836%     626     $   362,960   83.35%    62.18%
-------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.240% per annum to 8.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.836% per annum.

REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF                             PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS           NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
TO STATED MATURITY       MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
--------------------------------------------------------------------------------------------------------------------
349 to 360                    122        $44,281,070    100.00%    6.836%     626     $   362,960   83.35%    62.18%
-------------------------------------------------------------------------------------------------------------------
TOTAL                         122        $44,281,070    100.00%    6.836%     626     $   362,960   83.35%    62.18%
-------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 354 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE LOAN    NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
       PRINCIPAL BALANCE         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------------------------
$50,000 or less                        1         $    44,941      0.10%    8.500%    711     $    44,941   90.00%   100.00%
--------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                    6             492,604      1.11     7.788     596          82,101   79.09     65.96
--------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                   3             364,965      0.82     7.439     617         121,655   73.59    100.00
--------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                   5             930,983      2.10     6.808     697         186,197   86.21     59.06
--------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                   1             212,345      0.48     7.600     635         212,345   85.00      0.00
--------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                  30          10,041,582     22.68     7.068     608         334,719   81.58     46.77
--------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                  34          12,822,266     28.96     6.756     632         377,125   83.27     58.56
--------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                  22           9,424,493     21.28     6.582     639         428,386   85.13     63.75
--------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                  16           7,672,716     17.33     6.973     615         479,545   84.57     75.08
--------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                   2           1,035,696      2.34     6.045     633         517,848   87.48    100.00
--------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                   1             559,077      1.26     6.990     627         559,077   80.00    100.00
--------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                   1             679,400      1.53     6.625     663         679,400   72.34    100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                122         $44,281,070    100.00%    6.836%    626     $   362,960   83.35%    62.18%
--------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,941 to approximately $679,400 and the average outstanding principal balance of the Mortgage Loans was approximately $362,960

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

PRODUCT TYPES

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                    NUMBER OF      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE   ORIGINAL      FULL
PRODUCT TYPES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM         95        $33,541,386     75.75%    6.899%     627     $   353,067    82.95%    61.15%
------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM         27         10,739,684     24.25     6.639      623         397,766    84.60     65.39
------------------------------------------------------------------------------------------------------------
TOTAL                 122        $44,281,070    100.00%    6.836%     626     $   362,960    83.35%    62.18%
------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
STATE DISTRIBUTIONS        NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------
Arizona                         2        $   797,560      1.80%     6.391%     640     $   398,780    88.60%   100.00%
---------------------------------------------------------------------------------------------------------------------
California                     61         23,972,462     54.14      6.620      628         392,991    82.57     56.40
---------------------------------------------------------------------------------------------------------------------
Colorado                        3          1,246,933      2.82      6.734      663         415,644    84.11     62.55
---------------------------------------------------------------------------------------------------------------------
Connecticut                     2            765,997      1.73      6.620      652         382,998    84.63     47.88
---------------------------------------------------------------------------------------------------------------------
Florida                         2            763,308      1.72      6.118      586         381,654    90.00    100.00
---------------------------------------------------------------------------------------------------------------------
Illinois                        3          1,067,880      2.41      7.388      662         355,960    80.88     30.64
---------------------------------------------------------------------------------------------------------------------
Indiana                         4          1,369,796      3.09      6.130      609         342,449    79.50     75.55
---------------------------------------------------------------------------------------------------------------------
Maryland                        4          1,199,322      2.71      6.780      596         299,830    87.23     91.86
---------------------------------------------------------------------------------------------------------------------
Massachusetts                   2            716,721      1.62      7.952      627         358,361    87.72      0.00
---------------------------------------------------------------------------------------------------------------------
Michigan                        5          1,761,219      3.98      7.099      637         352,244    84.31     80.54
---------------------------------------------------------------------------------------------------------------------
Minnesota                       3          1,194,386      2.70      8.206      590         398,129    82.85     32.50
---------------------------------------------------------------------------------------------------------------------
Missouri                        1             70,028      0.16      8.490      646          70,028    73.74      0.00
---------------------------------------------------------------------------------------------------------------------
Nevada                          3          1,099,848      2.48      7.640      627         366,616    79.74     32.35
---------------------------------------------------------------------------------------------------------------------
New Jersey                      2            781,418      1.76      7.428      615         390,709    87.87    100.00
---------------------------------------------------------------------------------------------------------------------
New York                        3          1,132,817      2.56      6.502      582         377,606    78.30     60.49
---------------------------------------------------------------------------------------------------------------------
North Carolina                  2            926,249      2.09      6.302      625         463,124    81.06     56.03
---------------------------------------------------------------------------------------------------------------------
Ohio                            8          1,314,652      2.97      7.589      649         164,331    89.14     69.76
---------------------------------------------------------------------------------------------------------------------
Oklahoma                        1            323,965      0.73      7.450      678         323,965    85.00      0.00
---------------------------------------------------------------------------------------------------------------------
Oregon                          1            335,529      0.76      8.090      548         335,529    85.00    100.00
---------------------------------------------------------------------------------------------------------------------
Tennessee                       1            499,386      1.13      8.750      673         499,386    89.97    100.00
---------------------------------------------------------------------------------------------------------------------
Utah                            1            334,409      0.76      7.240      602         334,409    69.83    100.00
---------------------------------------------------------------------------------------------------------------------
Virginia                        7          2,214,287      5.00      7.278      623         316,327    88.41    100.00
---------------------------------------------------------------------------------------------------------------------
Washington                      1            392,899      0.89      5.900      623         392,899    74.99    100.00
---------------------------------------------------------------------------------------------------------------------
TOTAL                         122        $44,281,070    100.00%     6.836%     626     $   362,960    83.35%    62.18%
---------------------------------------------------------------------------------------------------------------------

No more than approximately 2.91% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL          NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS  OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------
50.00% or less                  1        $    64,903      0.15%     7.490%     529     $    64,903     36.11%   100.00%
----------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                1            114,839      0.26      7.800      577         114,839     54.97    100.00
----------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                3            885,110      2.00      6.147      638         295,037     61.95     61.05
----------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                3          1,124,375      2.54      7.542      599         374,792     69.95     29.74
----------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                8          3,119,123      7.04      6.653      598         389,890     73.34     71.90
----------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%               40         14,666,964     33.12      6.585      633         366,674     79.78     55.74
----------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%               24          8,578,641     19.37      6.928      626         357,443     83.87     34.98
----------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%               31         11,819,628     26.69      6.956      628         381,278     89.68     77.43
----------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                8          3,509,619      7.93      7.258      621         438,702     94.15    100.00
----------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%               3            397,867      0.90      7.362      693         132,622    100.00    100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                         122        $44,281,070    100.00%     6.836%     626     $   362,960     83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 36.11% to 100.00%.

LOAN PURPOSE

                                          AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
LOAN PURPOSE             MORTGAGE LOANS  OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            74        $27,401,847    61.88%     6.891%      610     $   370,295    82.57%    67.71%
---------------------------------------------------------------------------------------------------------------------
Purchase                       39         13,564,229    30.63      6.817       659         347,801    84.59     50.29
---------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term           9          3,314,994     7.49      6.458       631         368,333    84.75     65.06
---------------------------------------------------------------------------------------------------------------------
TOTAL                         122        $44,281,070   100.00%     6.836%      626     $   362,960    83.35%    62.18%
---------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
PROPERTY TYPE             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
Single Family                  102        $37,124,463     83.84%    6.836%      630     $   363,965    83.34%    59.99%
----------------------------------------------------------------------------------------------------------------------
Condominium                      5          1,672,252      3.78     7.267       595         334,450    81.74     57.50
----------------------------------------------------------------------------------------------------------------------
Two- to Four-Family              1            447,625      1.01     6.890       581         447,625    80.00      0.00
----------------------------------------------------------------------------------------------------------------------
Planned Unit Development        14          5,036,729     11.37     6.687       611         359,766    84.28     85.37
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122        $44,281,070    100.00%    6.836%      626     $   362,960    83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

DOCUMENTATION

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
DOCUMENTATION             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
Full Documentation              75        $27,532,783     62.18%     6.731%     618     $   367,104    84.48%   100.00%
----------------------------------------------------------------------------------------------------------------------
Stated Documentation            45         15,905,169     35.92      6.995      642         353,448    81.14      0.00
----------------------------------------------------------------------------------------------------------------------
Lite Documentation               2            843,117      1.90      7.228      617         421,559    88.14      0.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122        $44,281,070    100.00%     6.836%     626     $   362,960    83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
OCCUPANCY                 MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
Primary                        119        $43,972,956     99.30%    6.832%      626     $   369,521    83.32%    61.91%
----------------------------------------------------------------------------------------------------------------------
Investment                       3            308,114      0.70     7.411       675         102,705    87.11    100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122        $44,281,070    100.00%    6.836%      626     $   362,960    83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN AGE           NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
     SUMMARY              MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
2                               42        $14,379,736     32.47%    6.840%      630     $   342,375    81.44%    57.19%
----------------------------------------------------------------------------------------------------------------------
3                               53         20,216,544     45.66     6.689       629         381,444    83.73     68.77
----------------------------------------------------------------------------------------------------------------------
4                               22          8,206,444     18.53     7.113       613         373,020    84.72     48.71
----------------------------------------------------------------------------------------------------------------------
5                                4          1,090,172      2.46     6.999       637         272,543    86.96     93.58
----------------------------------------------------------------------------------------------------------------------
6                                1            388,173      0.88     7.990       641         388,173    95.00    100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122        $44,281,070    100.00%    6.836%      626     $   362,960    83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT         NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
   PENALTY TERM           MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
None                            8         $ 2,944,245      6.65%    6.665%      633     $   368,031     82.40%    59.57%
-----------------------------------------------------------------------------------------------------------------------
12 Months                      16           6,446,429     14.56     7.204       636         402,902     85.32     72.31
-----------------------------------------------------------------------------------------------------------------------
13 Months                       1             679,400      1.53     6.625       663         679,400     72.34    100.00
-----------------------------------------------------------------------------------------------------------------------
24 Months                      57          22,105,038     49.92     6.793       623         387,808     82.50     57.62
-----------------------------------------------------------------------------------------------------------------------
36 Months                      24          10,060,118     22.72     6.668       618         419,172     85.21     63.78
-----------------------------------------------------------------------------------------------------------------------
60 Months                      16           2,045,839      4.62     7.276       652         127,865     82.20     62.79
-----------------------------------------------------------------------------------------------------------------------
TOTAL                         122         $44,281,070    100.00%    6.836%      626     $   362,960     83.35%    62.18%
-----------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
501 to 550                      9         $ 2,722,501      6.15%    6.828%      532     $   302,500    75.41%    75.45%
----------------------------------------------------------------------------------------------------------------------
551 to 600                     28          10,558,208     23.84     7.059       578         377,079    81.52     63.25
----------------------------------------------------------------------------------------------------------------------
601 to 650                     50          18,359,685     41.46     6.738       627         367,194    86.12     76.56
----------------------------------------------------------------------------------------------------------------------
651 to 700                     28          10,434,475     23.56     6.890       674         372,660    82.92     35.20
----------------------------------------------------------------------------------------------------------------------
701 to 750                      4           1,250,196      2.82     6.331       739         312,549    84.11     36.56
----------------------------------------------------------------------------------------------------------------------
751 to 800                      3             956,005      2.16     6.328       757         318,668    76.51     64.16
----------------------------------------------------------------------------------------------------------------------
TOTAL                         122         $44,281,070    100.00%     6.84%      626     $   362,960    83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 767 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 626.

CREDIT GRADE

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
CREDIT GRADE              MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
A+                              63        $22,760,287     51.40%     6.716%     664     $   361,274    83.32%    52.17%
----------------------------------------------------------------------------------------------------------------------
A                               18          7,046,009     15.91      6.842      612         391,445    88.44     87.34
----------------------------------------------------------------------------------------------------------------------
A-                              27         10,002,177     22.59      7.064      588         370,451    82.33     60.49
----------------------------------------------------------------------------------------------------------------------
B                                5          1,970,785      4.45      7.203      563         394,157    83.61     82.25
----------------------------------------------------------------------------------------------------------------------
C                                8          2,157,095      4.87      6.657      537         269,637    75.21     84.99
----------------------------------------------------------------------------------------------------------------------
C-                               1            344,717      0.78       6.99      501         344,717    60.53         -
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122        $44,281,070    100.00%     6.836%     626     $   362,960    83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

MARGINS

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
RANGE OF MARGINS          MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                3         $ 1,309,571      2.96%    6.446%      667     $   436,524    86.18%    66.85%
----------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                1             370,794      0.84     5.500       638         370,794    80.00    100.00
----------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                7           2,682,465      6.06     5.760       625         383,209    73.72     60.09
----------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%               18           7,469,839     16.87     6.237       620         414,991    83.28     76.35
----------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%               16           6,484,462     14.64     6.385       628         405,279    81.10     70.74
----------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               31          10,508,792     23.73     6.821       638         338,993    84.55     56.76
----------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               22           8,392,962     18.95     7.186       625         381,498    85.25     50.59
----------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               13           3,686,078      8.32     7.751       611         283,544    85.35     64.64
----------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                7           1,939,533      4.38     8.181       606         277,076    88.02     66.64
----------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                3             937,187      2.12     8.500       569         312,396    72.86      0.00
----------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                1             499,386      1.13     8.750       673         499,386    89.97    100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                         122         $44,281,070    100.00%    6.836%      626     $   362,960    83.35%    62.18%
----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.850% per annum to 8.630% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.222% per annum.

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
MORTGAGE RATES            MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
13.000% or less                 73        $27,540,422     62.19%    6.430%      626     $   377,266     82.42%   64.49%
----------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%              18          6,609,627     14.93     7.128       633         367,201     85.62    56.19
----------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%              17          5,586,712     12.62     7.415       626         328,630     84.57    70.24
----------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%               8          2,375,687      5.37     8.145       596         296,961     85.24    52.44
----------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%               4          1,714,279      3.87     8.051       661         428,570     86.30    51.77
----------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%               1             70,028      0.16     8.490       646          70,028     73.74     0.00
----------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%               1            384,315      0.87     8.640       560         384,315     70.00     0.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122        $44,281,070    100.00%    6.836%      626     $   362,960     83.35%   62.18%
----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.240% per annum to 15.640% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.984% per annum.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 2 MORTGAGE LOANS AS OF CUT-OFF DATE

NEXT RATE ADJUSTMENT DATE

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                             NUMBER OF       BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
June 2005                         1        $   388,173      0.88%    7.990%      641     $   388,173     95.00%  100.00%
-----------------------------------------------------------------------------------------------------------------------
July 2005                         3            912,268      2.06     7.009       628         304,089     87.34    92.32
-----------------------------------------------------------------------------------------------------------------------
August 2005                      20          7,404,792     16.72     7.074       615         370,240     85.18    48.34
-----------------------------------------------------------------------------------------------------------------------
September 2005                   39         14,154,177     31.96     6.836       627         362,928     83.11    67.75
-----------------------------------------------------------------------------------------------------------------------
October 2005                     32         10,681,975     24.12     6.811       636         333,812     80.38    57.20
-----------------------------------------------------------------------------------------------------------------------
July 2006                         1            177,904      0.40     6.950       683         177,904     85.00   100.00
-----------------------------------------------------------------------------------------------------------------------
August 2006                       2            801,652      1.81     7.474       596         400,826     80.41    52.06
-----------------------------------------------------------------------------------------------------------------------
September 2006                   14          6,062,367     13.69     6.346       633         433,026     85.20    71.16
-----------------------------------------------------------------------------------------------------------------------
October 2006                     10          3,697,761      8.35     6.923       611         369,776     84.50    57.15
-----------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $44,281,070    100.00%    6.836%      626     $   362,960     83.35%   62.18%
-----------------------------------------------------------------------------------------------------------------------

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 3 MORTGAGE LOANS AS OF CUT-OFF DATE

Aggregate Outstanding Principal Balance                                                         $67,378,710
Aggregate Original Principal Balance                                                            $67,517,580
Number of Mortgage Loans                                                                                461

                                                MINIMUM              MAXIMUM                    AVERAGE (1)
                                                -------              -------                    -----------
Original Principal Balance                      $10,500              $707,000                   $   146,459
Outstanding Principal Balance                   $10,423              $706,267                   $   146,158

                                                MINIMUM              MAXIMUM              WEIGHTED AVERAGE (2)
                                                -------              -------              --------------------
Original Term (mos)                               120                  360                        331
Stated Remaining Term (mos)                       117                  358                        328
Loan Age (mos)                                      2                    6                          3
Current Interest Rate                           5.250%              13.500%                     7.439%
Initial Interest Rate Cap (3)                      NA                   NA                         NA
Periodic Rate Cap (3)                              NA                   NA                         NA
Gross Margin (3)                                   NA                   NA                         NA
Maximum Mortgage Rate (3)                          NA                   NA                         NA
Minimum Mortgage Rate (3)                          NA                   NA                         NA
Months to Roll (3)                                 NA                   NA                         NA
Original Loan-to-Value                          25.00%              100.00%                     81.60%
Credit Score (4)                                  513                  795                        643

                                                                     EARLIEST                    LATEST
                                                                     --------                   --------
Maturity Date                                                        09/07/13                   10/15/33

LIEN POSITION                           PERCENT OF MORTGAGE POOL
-------------                           -----------------------
1st Lien                                          90.83%
2nd Lien                                           9.17%

OCCUPANCY                               PERCENT OF MORTGAGE POOL
-----------                             ------------------------
Primary                                         96.23%
Second Home                                      0.88%
Investment                                       2.88%

LOAN TYPE                               PERCENT OF MORTGAGE POOL
----------                              --------------------------
Fixed Rate                                      100.00%

YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------------        ------------------------
     2003                           100.00%

LOAN PURPOSE               PERCENT OF MORTGAGE POOL
------------               ------------------------
Purchase                          17.25%
Refinance - Rate Term             13.43%
Refinance - Cashout               69.33%

     PROPERTY TYPE         PERCENT OF MORTGAGE POOL
-----------------------    ------------------------
Single Family                      81.90%
Townhouse                           0.04%
Condominium                         2.75%
Two- to Four-Family                 1.54%
Planned Unit Development           13.43%
Manufactured Housing                0.34%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 3 MORTGAGE LOANS AS OF CUT-OFF DATE

MORTGAGE RATES

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                             NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
6.500% or less                  88         $25,332,297     37.60%     6.016%     684     $   287,867     75.28%   70.97%
-----------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                47          11,573,088     17.18      6.810      644         246,236     81.19    66.75
-----------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                28           5,546,916      8.23      7.319      617         198,104     85.93    73.38
-----------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                39           5,709,211      8.47      7.797      589         146,390     84.10    53.63
-----------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                12           1,839,709      2.73      8.364      602         153,309     88.50    75.71
-----------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                57           7,396,995     10.98      8.829      595         129,772     82.58    63.26
-----------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                28           2,105,456      3.12      9.291      612          75,195     88.57    65.91
-----------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%               50           2,768,460      4.11      9.830      606          55,369     87.49    86.81
-----------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              32           1,297,580      1.93     10.217      627          40,549     95.19    86.54
-----------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              31           1,413,179      2.10     10.740      632          45,586     93.41    54.84
-----------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              10             494,282      0.73     11.369      645          49,428     97.24    31.39
-----------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%              17             920,758      1.37     11.902      672          54,162     98.68    14.79
-----------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%              11             592,455      0.88     12.427      685          53,860    100.00     7.29
-----------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%               9             338,402      0.50     12.920      659          37,600     99.94     0.00
-----------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               2              49,923      0.07     13.345      706          24,961    100.00     0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                          461         $67,378,710    100.00%     7.439%     643     $   146,158     81.60%   66.68%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.439% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
     RANGE OF                               PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
 REMAINING MONTHS            NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
TO STATED MATURITY         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
109 to 120                        2        $   143,345      0.21%    8.460%      551     $    71,673    75.72%   100.00%
-----------------------------------------------------------------------------------------------------------------------
169 to 180                      143          8,220,837     12.20     9.442       638          57,488    90.14     66.21
-----------------------------------------------------------------------------------------------------------------------
229 to 240                       41          3,359,067      4.99     9.009       629          81,928    85.54     62.91
-----------------------------------------------------------------------------------------------------------------------
289 to 300                       12            411,022      0.61     8.868       643          34,252    92.77     95.09
-----------------------------------------------------------------------------------------------------------------------
349 to 360                      263         55,244,438     81.99     7.032       645         210,055    80.02     66.69
-----------------------------------------------------------------------------------------------------------------------
TOTAL                           461        $67,378,710    100.00%    7.439%      643     $   146,158    81.60%    66.68%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 328 months.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 3 MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
 RANGE OF ORIGINAL                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
   MORTGAGE LOAN             NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
 PRINCIPAL BALANCES        MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 124        $ 4,225,665      6.27%    10.379%      646    $    34,078    93.70%    61.69%
-----------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000             126          9,404,831     13.96      9.246       619         74,642    86.24     64.93
-----------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000             58          7,093,127     10.53      7.775       603        122,295    79.45     79.02
-----------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000             37          6,332,455      9.40      7.244       636        171,147    81.21     61.07
-----------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000             25          5,613,143      8.33      7.305       624        224,526    78.92     67.59
-----------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000             17          4,756,107      7.06      6.918       644        279,771    80.03     64.43
-----------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000             23          7,458,897     11.07      6.705       656        324,300    79.17     56.11
-----------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000             16          6,115,787      9.08      6.657       661        382,237    79.22     56.81
-----------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000             21          8,899,827     13.21      6.607       667        423,801    84.97     75.87
-----------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000              6          2,866,957      4.25      6.137       671        477,826    73.30     49.96
-----------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000              2          1,033,469      1.53      6.937       617        516,735    82.53    100.00
-----------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000              4          2,247,182      3.34      5.934       689        561,796    74.18     74.69
-----------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000              1            624,998      0.93      5.990       638        624,998    75.00    100.00
-----------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000              1            706,267      1.05      5.790       758        706,267    70.00    100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                           461        $67,378,710    100.00%     7.439%      643    $   146,158    81.60%    66.68%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,423 to approximately $706,267 and the average outstanding principal balance of the Mortgage Loans was approximately $146,158

PRODUCT TYPES

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                             NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
     PRODUCT TYPES         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans           108        $ 5,140,779      7.63%    10.514%      656    $    47,600     97.81%    56.72%
------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans         2            143,345      0.21      8.460       551         71,673     75.72    100.00
------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans        35          3,080,058      4.57      7.653       609         88,002     77.33     82.06
------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans        41          3,359,067      4.99      9.009       629         81,928     85.54     62.91
------------------------------------------------------------------------------------------------------------------------
25 to 29 Year Fixed Loans        12            411,022      0.61      8.868       643         34,252     92.77     95.09
------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans             263         55,244,438     81.99      7.032       645        210,055     80.02     66.69
------------------------------------------------------------------------------------------------------------------------
TOTAL                           461        $67,378,710    100.00%     7.439%      643    $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                   GROUP 3 MORTGAGE LOANS AS OF CUT-OFF DATE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
  STATE DISTRIBUTIONS        NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Alabama                           2       $   171,435      0.25%     8.212%     554     $    85,718     87.31%   100.00%
-----------------------------------------------------------------------------------------------------------------------
Arizona                          14         1,337,693      1.99      8.173      670          95,550     93.45     64.95
-----------------------------------------------------------------------------------------------------------------------
Arkansas                          2            49,279      0.07     13.038      663          24,640     99.59      0.00
-----------------------------------------------------------------------------------------------------------------------
California                      132        30,194,527     44.81      6.764      671         228,746     78.64     60.34
-----------------------------------------------------------------------------------------------------------------------
Colorado                          9           649,689      0.96      9.189      616          72,188     96.57     80.59
-----------------------------------------------------------------------------------------------------------------------
Connecticut                       5           609,758      0.90      7.171      636         121,952     76.75     88.66
-----------------------------------------------------------------------------------------------------------------------
Delaware                          7           648,941      0.96      8.823      570          92,706     80.89     83.73
-----------------------------------------------------------------------------------------------------------------------
Florida                          34         3,927,728      5.83      7.690      609         115,521     82.45     61.78
-----------------------------------------------------------------------------------------------------------------------
Georgia                          21         1,876,543      2.79      9.053      590          89,359     85.40     75.22
-----------------------------------------------------------------------------------------------------------------------
Illinois                          6           628,086      0.93      8.305      614         104,681     90.88    100.00
-----------------------------------------------------------------------------------------------------------------------
Indiana                           5           321,107      0.48      8.673      616          64,221     91.82     69.22
-----------------------------------------------------------------------------------------------------------------------
Iowa                              1            58,373      0.09      9.840      602          58,373     82.98    100.00
-----------------------------------------------------------------------------------------------------------------------
Kansas                            2            87,740      0.13      9.881      627          43,870    100.00     15.72
-----------------------------------------------------------------------------------------------------------------------
Kentucky                          5           178,250      0.26      9.371      613          35,650     82.66     34.49
-----------------------------------------------------------------------------------------------------------------------
Louisiana                         7           994,642      1.48      8.104      605         142,092     77.26     48.65
-----------------------------------------------------------------------------------------------------------------------
Maryland                         24         5,376,359      7.98      7.080      626         224,015     81.71     78.49
-----------------------------------------------------------------------------------------------------------------------
Massachusetts                     6           525,473      0.78      9.105      658          87,579     78.67     40.31
-----------------------------------------------------------------------------------------------------------------------
Michigan                          7           531,335      0.79      9.584      611          75,905     82.31     83.86
-----------------------------------------------------------------------------------------------------------------------
Minnesota                         4           261,615      0.39      7.981      646          65,404     82.73     71.90
-----------------------------------------------------------------------------------------------------------------------
Mississippi                       4           265,217      0.39      8.935      608          66,304     92.82     87.42
-----------------------------------------------------------------------------------------------------------------------
Missouri                          3           583,720      0.87      6.420      701         194,573     84.26    100.00
-----------------------------------------------------------------------------------------------------------------------
Nebraska                          1            40,899      0.06      9.800      668          40,899    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------
Nevada                            4           570,737      0.85      7.638      692         142,684     88.76      9.63
-----------------------------------------------------------------------------------------------------------------------
New Jersey                        5         1,149,104      1.71      8.140      596         229,821     88.45     57.91
-----------------------------------------------------------------------------------------------------------------------
New York                          8         1,899,970      2.82      7.980      610         237,496     77.82     63.38
-----------------------------------------------------------------------------------------------------------------------
North Carolina                   12           747,605      1.11      8.050      716          62,300     91.00     83.70
-----------------------------------------------------------------------------------------------------------------------
Ohio                             29         2,594,269      3.85      7.810      605          89,458     83.04     81.81
-----------------------------------------------------------------------------------------------------------------------
Oklahoma                          3           403,315      0.60      8.940      583         134,438     90.83     56.08
-----------------------------------------------------------------------------------------------------------------------
Oregon                            8           420,542      0.62      9.444      653          52,568     92.40     21.53
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania                     11         1,404,327      2.08      7.123      643         127,666     78.52     73.84
-----------------------------------------------------------------------------------------------------------------------
Rhode Island                      1            43,680      0.06     12.990      680          43,680    100.00      0.00
-----------------------------------------------------------------------------------------------------------------------
South Carolina                    6           720,706      1.07      8.696      613         120,118     88.29     92.31
-----------------------------------------------------------------------------------------------------------------------
South Dakota                      1            45,979      0.07      9.900      637          45,979    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------
Tennessee                         6           575,816      0.85      8.634      614          95,969     85.70     73.03
-----------------------------------------------------------------------------------------------------------------------
Texas                             6           591,258      0.88      8.490      610          98,543     88.93     94.42
-----------------------------------------------------------------------------------------------------------------------
Utah                              2           129,916      0.19     11.589      639          64,958    100.00     59.22
-----------------------------------------------------------------------------------------------------------------------
Virginia                         44         5,701,208      8.46      7.799      618         129,573     81.88     72.06
-----------------------------------------------------------------------------------------------------------------------
Washington                        7           344,848      0.51      9.043      691          49,264     93.35     90.08
-----------------------------------------------------------------------------------------------------------------------
West Virginia                     5           547,864      0.81      8.385      583         109,573     85.89     82.94
-----------------------------------------------------------------------------------------------------------------------
Wisconsin                         2           169,155      0.25      7.768      544          84,578     82.91    100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                           461       $67,378,710    100.00%     7.439%     643     $   146,158     81.60%    66.68%
-----------------------------------------------------------------------------------------------------------------------

No more than approximately 1.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                    GROUP 3 MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                                           PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
 RANGE OF ORIGINAL         NUMBER OF        BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
LOAN-TO-VALUE RATIOS    MORTGAGE LOANS    OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING       LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
50.00% or less                9           $ 1,337,357       1.98%       6.698%       662        $ 148,595       45.00%     53.59%
--------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%              5             1,033,962       1.53        6.150        662          206,792       53.34      38.79
--------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%              9             1,735,413       2.58        6.475        671          192,824       56.49      82.83
--------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%             13             2,480,167       3.68        6.527        681          190,782       62.78      58.45
--------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%             31             5,579,196       8.28        7.049        647          179,974       68.58      58.18
--------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%             24             4,777,292       7.09        7.044        627          199,054       74.10      66.28
--------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%             81            16,042,159      23.81        6.753        641          198,051       79.02      63.71
--------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%             52             9,695,167      14.39        7.325        625          186,446       84.37      60.82
--------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%             67            13,387,286      19.87        7.387        645          199,810       89.64      74.51
--------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%             24             4,406,338       6.54        7.826        628          183,597       94.73      97.94
--------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%           146             6,904,373      10.25       10.538        663           47,290       99.84      59.47
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                       461           $67,378,710     100.00%       7.439%       643        $ 146,158       81.60%     66.68%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.17% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.79%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
    LOAN PURPOSE        MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          293         $46,710,591      69.33%     7.319%      630        $159,422      80.13%    67.69%
-------------------------------------------------------------------------------------------------------------------------
Purchase                     122          11,621,572      17.25      8.438       672          95,259      89.95     55.69
-------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term         46           9,046,547      13.43      6.775       672         196,664      78.47     75.62
-------------------------------------------------------------------------------------------------------------------------
TOTAL                        461         $67,378,710     100.00%     7.439%      643        $146,158      81.60%    66.68%
-------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF       BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
     PROPERTY TYPE         MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------
Single Family                   377         $55,182,201      81.90%      7.411%      641      $ 146,372      81.62%    66.36%
----------------------------------------------------------------------------------------------------------------------------
Townhouse                         1              29,543       0.04      10.160       691         29,543     100.00      0.00
----------------------------------------------------------------------------------------------------------------------------
Condominium                      21           1,850,558       2.75       8.294       673         88,122      82.74     70.79
----------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family               7           1,036,543       1.54       7.676       668        148,078      76.78     36.44
----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing              3             230,424       0.34       8.929       611         76,808      78.46    100.00
----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development         52           9,049,440      13.43       7.356       649        174,028      81.82     70.65
----------------------------------------------------------------------------------------------------------------------------
TOTAL                           461         $67,378,710     100.00%      7.439%      643      $ 146,158      81.60%    66.68%
----------------------------------------------------------------------------------------------------------------------------

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                    GROUP 3 MORTGAGE LOANS AS OF CUT-OFF DATE

DOCUMENTATION

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
DOCUMENTATION         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Full Documentation         304        $44,930,960    66.68%     7.281%     644      $147,799     82.27%    100.00%
-----------------------------------------------------------------------------------------------------------------
Stated Documentation       146         20,516,326    30.45      7.812      642       140,523     80.10       0.00
-----------------------------------------------------------------------------------------------------------------
Lite Documentation          11          1,931,424     2.87      7.131      645       175,584     81.86       0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL                      461        $67,378,710   100.00%     7.439%     643      $146,158     81.60%     66.68%
-----------------------------------------------------------------------------------------------------------------

OCCUPANCY

                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
OCCUPANCY    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
--------------------------------------------------------------------------------------------------------
Primary           434        $64,841,901    96.23%     7.406%     642      $149,405     81.70%    66.46%
--------------------------------------------------------------------------------------------------------
Investment         25          1,943,410     2.88      8.717      657        77,736     76.92     74.21
--------------------------------------------------------------------------------------------------------
Second Home         2            593,399     0.88      6.836      736       296,699     86.20     66.51
--------------------------------------------------------------------------------------------------------
TOTAL             461        $67,378,710   100.00%     7.439%     643      $146,158     81.60%    66.68%
--------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN AGE     NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   SUMMARY          MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------
2                        146        $13,856,060     20.56%    8.119%      650     $ 94,905     85.00%   65.38%
---------------------------------------------------------------------------------------------------------------
3                        217         38,518,509     57.17     7.152       650      177,505     79.65    65.46
---------------------------------------------------------------------------------------------------------------
4                         81         13,056,072     19.38     7.496       624      161,186     83.62    75.20
---------------------------------------------------------------------------------------------------------------
5                         13          1,307,188      1.94     7.938       601      100,553     83.91    61.91
---------------------------------------------------------------------------------------------------------------
6                          4            640,883      0.95     7.772       586      160,221     79.47     4.67
---------------------------------------------------------------------------------------------------------------
TOTAL                    461        $67,378,710    100.00%    7.439%      643     $146,158     81.60%   66.68%
---------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                    GROUP 3 MORTGAGE LOANS AS OF CUT-OFF DATE

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT    NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   PENALTY TERM      MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------------
None                        54       $ 2,797,468      4.15%     9.830%    620       $ 51,805    91.18%   67.60%
----------------------------------------------------------------------------------------------------------------
12 Months                   14         2,824,183      4.19      8.434     612        201,727    83.17    60.85
----------------------------------------------------------------------------------------------------------------
13 Months                    2            79,947      0.12     10.578     636         39,974   100.00    62.49
----------------------------------------------------------------------------------------------------------------
24 Months                   66         4,204,939      6.24      9.969     650         63,711    94.63    46.48
----------------------------------------------------------------------------------------------------------------
36 Months                  123        20,644,598     30.64      7.430     660        167,842    83.60    66.68
----------------------------------------------------------------------------------------------------------------
48 Months                   44        11,840,310     17.57      6.267     669        269,098    78.54    67.55
----------------------------------------------------------------------------------------------------------------
60 Months                  158        24,987,265     37.08      7.185     622        158,147    77.90    70.25
----------------------------------------------------------------------------------------------------------------
TOTAL                      461       $67,378,710    100.00%     7.439%    643       $146,158    81.60%   66.68%
----------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 46 months.

CREDIT SCORES

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-------------------------------------------------------------------------------------------------------------------
501 to 550                     42       $ 4,955,298      7.35%    8.658%     537       $117,983    74.86%    84.09%
-------------------------------------------------------------------------------------------------------------------
551 to 600                     82        12,349,898     18.33     7.932      576        150,609    81.07     67.33
-------------------------------------------------------------------------------------------------------------------
601 to 650                    166        23,153,363     34.36     7.435      630        139,478    84.90     62.92
-------------------------------------------------------------------------------------------------------------------
651 to 700                    114        14,418,231     21.40     7.495      672        126,476    84.62     56.41
-------------------------------------------------------------------------------------------------------------------
701 to 750                     34         7,840,315     11.64     6.500      725        230,597    75.35     71.79
-------------------------------------------------------------------------------------------------------------------
751 to 800                     23         4,661,606      6.92     6.258      773        202,679    74.97     88.35
-------------------------------------------------------------------------------------------------------------------
TOTAL                         461       $67,378,710    100.00%     7.44%     643       $146,158    81.60%    66.68%
-------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 513 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

CREDIT GRADE

                               AGGREGATE                                     AVERAGE    WEIGHTED
                               PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   AVERAGE   PERCENT
                NUMBER OF       BALANCE     MORTGAGE   AVERAGE   AVERAGE     BALANCE    ORIGINAL   FULL
CREDIT GRADE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     FICO    OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------
A+                 274        $40,199,663    59.66%     7.176%     679       $146,714    82.32%    62.74%
--------------------------------------------------------------------------------------------------------
A                   39          6,621,034     9.83      7.228      629        169,770    82.44     63.97
--------------------------------------------------------------------------------------------------------
A-                  75         12,056,351    17.89      7.804      593        160,751    83.49     69.15
--------------------------------------------------------------------------------------------------------
B                   36          4,432,954     6.58      7.874      572        123,138    75.76     81.12
--------------------------------------------------------------------------------------------------------
C                   20          2,594,016     3.85      8.722      541        129,701    73.99     79.62
--------------------------------------------------------------------------------------------------------
C-                  17          1,474,692     2.19      8.986      532         86,747    73.75    100.00
--------------------------------------------------------------------------------------------------------
TOTAL              461        $67,378,710   100.00%     7.439%     643       $146,158    81.60%    66.68%
---------------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                             ASSUMED MORTGAGE POOLS

                       GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                                     ORIGINAL
                                                                         ORIGINAL     REMAINING      MONTHS TO
                                    NET       ORIGINAL    REMAINING    AMORTIZATION  AMORTIZATION   PREPAYMENT
   CURRENT          MORTGAGE     MORTGAGE       TERM         TERM          TERM          TERM         PENALTY
 BALANCE ($)         RATE(%)      RATE(%)     (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)     EXPIRATION
 -----------         -------      -------     --------     --------      --------      --------     ----------
   201,642.89         6.841        6.326        180          177            360          357             24
   507,143.14         7.279        6.764        180          177            360          357             36
   141,401.10         7.808        7.293        120          118            120          118             36
   356,322.51         7.120        6.605        180          176            180          176              0
   193,640.68         7.655        7.140        180          177            180          177             12
 1,895,877.15         7.098        6.583        180          177            180          177             36
   155,257.62         6.990        6.475        240          237            240          237              0
   188,486.26         7.250        6.735        240          235            240          235             12
   849,237.87         7.463        6.948        240          236            240          236             36
 2,280,137.14         7.444        6.929        360          357            360          357              0
    54,845.31         7.500        6.985        360          358            360          358              6
 3,153,912.85         7.300        6.785        360          356            360          356             12
   202,434.88         6.000        5.485        360          357            360          357             13
 3,266,374.54         7.216        6.701        360          357            360          357             24
49,300,286.06         7.062        6.547        360          357            360          357             36
-------------
62,747,000.00
-----------------------------------------------------------------------------------------------------------

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                      INITIAL
                                          NET         ORIGINAL      REMAINING                           RATE
    CURRENT            MORTGAGE        MORTGAGE         TERM          TERM            GROSS            CHANGE      PERIODIC
  BALANCE ($)           RATE(%)         RATE(%)       (MONTHS)      (MONTHS)        MARGIN(%)          CAP(%)        CAP(%)
  -----------           -------         -------       --------      --------        ---------          ------        ------
    314,308.22           5.500           4.985           360           357            3.125            1.000         1.000
 16,162,343.84           7.682           7.167           360           357            7.353            3.000         1.023
    333,505.89           7.623           7.108           360           356            6.809            3.000         1.500
 11,844,474.30           7.413           6.898           360           357            6.953            3.000         1.041
    546,225.95           6.851           6.336           360           358            5.669            3.000         1.500
149,239,081.25           7.288           6.773           360           357            6.745            3.000         1.093
  8,164,284.49           7.306           6.791           360           357            6.841            3.000         1.057
  4,364,106.84           7.227           6.712           360           357            6.943            3.000         1.000
  2,548,564.45           7.134           6.619           360           357            6.729            3.000         1.000
  3,697,741.64           7.496           6.981           360           357            7.171            3.000         1.000
    219,584.84           7.625           7.110           360           358            7.505            3.000         1.000
 53,263,924.86           7.134           6.619           360           357            6.744            3.000         1.007
    529,853.43           5.755           5.240           360           357            4.316            3.000         1.000
--------------
251,228,000.00
--------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   MONTHS                         ORIGINAL
                                                        RATE     UNTIL NEXT                       MONTHS TO
                                                       CHANGE       RATE                         PREPAYMENT
    CURRENT              MAXIMUM        MINIMUM      FREQUENCY  ADJUSTMENT                        PENALTY
  BALANCE ($)            RATE(%)        RATE(%)       (MONTHS)     DATE            INDEX         EXPIRATION
  -----------            -------        -------       --------     ----            -----         ----------
    314,308.22           11.500          3.125           6           3         6 Month LIBOR         36
 16,162,343.84           13.824          7.697           6          21         6 Month LIBOR          0
    333,505.89           14.623          7.623           6          20         6 Month LIBOR          6
 11,844,474.30           13.511          7.371           6          21         6 Month LIBOR         12
    546,225.95           13.851          6.851           6          22         6 Month LIBOR         13
149,239,081.25           13.513          7.206           6          21         6 Month LIBOR         24
  8,164,284.49           13.552          7.202           6          21         6 Month LIBOR         36
  4,364,106.84           13.393          7.137           6          33         6 Month LIBOR          0
  2,548,564.45           13.134          6.997           6          33         6 Month LIBOR         12
  3,697,741.64           13.582          7.336           6          33         6 Month LIBOR         24
    219,584.84           13.625          7.625           6          34         6 Month LIBOR         30
 53,263,924.86           13.155          6.997           6          33         6 Month LIBOR         36
    529,853.43           11.755          4.316           6          57         6 Month LIBOR         36
--------------
251,228,000.00
-------------------------------------------------------------------------------------------------------

---------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                             GROUP 2 MORTGAGE LOANS

                                                                                                      INITIAL
                                          NET         ORIGINAL      REMAINING                           RATE
    CURRENT            MORTGAGE        MORTGAGE         TERM          TERM            GROSS            CHANGE      PERIODIC
  BALANCE ($)           RATE(%)         RATE(%)       (MONTHS)      (MONTHS)        MARGIN(%)          CAP(%)        CAP(%)
  -----------           -------         -------       --------      --------        ---------          ------        ------
 2,146,622.68            6.803           6.288           360           357            6.047            3.000         1.187
 6,070,384.80            7.244           6.729           360           357            6.520            3.000         1.029
   675,532.58            6.625           6.110           360           358            5.625            3.000         1.500
21,197,806.60            6.826           6.311           360           357            6.285            3.000         1.072
 1,527,481.90            6.292           5.777           360           357            5.559            3.000         1.000
 1,732,623.26            7.344           6.829           360           357            6.854            3.000         1.020
   780,861.75            6.287           5.772           360           357            6.063            3.000         1.000
   339,348.38            6.500           5.985           360           358            6.250            3.000         1.000
   781,398.65            5.913           5.398           360           357            5.111            3.000         1.000
 8,475,369.14            6.735           6.220           360           357            6.044            3.000         1.046
   301,570.26            6.888           6.373           360           356            6.388            3.000         1.000
-------------
44,029,000.00
---------------------------------------------------------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 MONTHS                         ORIGINAL
                                                      RATE     UNTIL NEXT                       MONTHS TO
                                                     CHANGE       RATE                         PREPAYMENT
    CURRENT           MAXIMUM         MINIMUM      FREQUENCY  ADJUSTMENT                        PENALTY
  BALANCE ($)         RATE(%)         RATE(%)       (MONTHS)     DATE            INDEX         EXPIRATION
  -----------         -------         -------       --------     ----            -----         ----------
 2,146,622.68          13.177          6.803           6          21         6 Month LIBOR          0
 6,070,384.80          13.370          6.957           6          21         6 Month LIBOR         12
   675,532.58          13.625          6.625           6          22         6 Month LIBOR         13
21,197,806.60          12.970          6.738           6          21         6 Month LIBOR         24
 1,527,481.90          12.292          5.740           6          21         6 Month LIBOR         36
 1,732,623.26          13.384          7.344           6          21         6 Month LIBOR         60
   780,861.75          12.779          6.287           6          33         6 Month LIBOR          0
   339,348.38          12.500          6.500           6          34         6 Month LIBOR         12
   781,398.65          11.913          5.250           6          33         6 Month LIBOR         24
 8,475,369.14          12.827          6.374           6          33         6 Month LIBOR         36
   301,570.26          12.888          6.888           6          32         6 Month LIBOR         60
-------------
44,029,000.00
-----------------------------------------------------------------------------------------------------

                             GROUP 3 MORTGAGE LOANS

                                                                                                     ORIGINAL
                                                                         ORIGINAL     REMAINING      MONTHS TO
                                    NET       ORIGINAL    REMAINING    AMORTIZATION  AMORTIZATION   PREPAYMENT
   CURRENT          MORTGAGE     MORTGAGE       TERM         TERM          TERM          TERM         PENALTY
 BALANCE ($)         RATE(%)      RATE(%)     (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)     EXPIRATION
 -----------         -------      -------     --------     --------      --------      --------     ----------
   919,862.47        10.426        9.911        180          178             360         358              0
   184,862.88        11.339       10.824        180          178             360         358             12
    79,493.38        10.578       10.063        180          177             360         357             13
 2,205,487.25        10.823       10.308        180          178             360         358             24
 1,187,739.73        10.648       10.133        180          178             360         358             36
   534,134.19         8.797        8.282        180          177             360         357             60
    51,689.70         9.990        9.475        120          117             120         117             36
    90,841.34         7.590        7.075        120          117             120         117             60
   461,367.34         9.430        8.915        180          176             180         176              0
    96,484.98        10.200        9.685        180          177             180         177             12
    30,171.00        12.750       12.235        180          178             180         178             24
   266,130.08         9.554        9.039        180          177             180         177             36
   242,836.28         5.450        4.935        180          177             180         177             48
 1,965,573.53         7.048        6.533        180          177             180         177             60
   142,096.59        11.187       10.672        240          237             240         237              0
    23,037.44         9.900        9.385        240          238             240         238             12
   720,574.76        11.613       11.098        240          238             240         238             24
   562,426.62         9.546        9.031        240          238             240         238             36
 1,891,852.63         7.683        7.168        240          236             240         236             60
   185,034.01        10.060        9.545        300          298             300         298              0
    70,744.94        10.338        9.823        300          298             300         298             36
   152,908.41         6.744        6.229        300          297             300         297             60
 1,073,217.55         9.271        8.756        360          357             360         357              0
 2,503,756.73         8.137        7.622        360          356             360         356             12
 1,224,822.07         7.394        6.879        360          357             360         357             24
18,388,605.53         7.108        6.593        360          357             360         357             36
11,530,220.93         6.284        5.769        360          357             360         357             48
20,210,027.64         7.111        6.596        360          357             360         357             60
-------------
66,996,000.00
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                       AVAILABLE      AVAILABLE
                        FUNDS          FUNDS
PERIOD      DATE      CAP (1),(2)    CAP (1),(3)
------------------------------------------------
  1       1/25/04        7.466           7.466
  2       2/25/04        6.503           6.503
  3       3/25/04        6.952           6.952
  4       4/25/04        6.503           6.504
  5       5/25/04        6.720           6.721
  6       6/25/04        6.503           6.505
  7       7/25/04        6.720           6.722
  8       8/25/04        6.530           6.506
  9       9/25/04        6.558           6.508
  10      10/25/04       6.805           6.727
  11      11/25/04       6.605           6.511
  12      12/25/04       6.828           6.730
  13      1/25/05        6.611           6.514
  14      2/25/05        6.614           6.516
  15      3/25/05        7.325           7.216
  16      4/25/05        6.620           6.520
  17      5/25/05        6.844           6.740
  18      6/25/05        6.626           6.524
  19      7/25/05        6.850           6.744
  20      8/25/05        6.633           6.528
  21      9/25/05        6.636           6.533
  22      10/25/05       7.203           8.190
  23      11/25/05       6.974           7.934
  24      12/25/05       7.210           8.199
  25      1/25/06        6.980           7.935
  26      2/25/06        6.983           7.935
  27      3/25/06        7.735           8.787
  28      4/25/06        6.990           8.432
  29      5/25/06        7.226           8.717
  30      6/25/06        6.997           8.436
  31      7/25/06        7.234           8.718
  32      8/25/06        7.004           8.438
  33      9/25/06        7.008           8.441
  34      10/25/06       7.376           9.698
  35      11/25/06       7.143           9.392
  36      12/25/06       7.385           9.705
  37      1/25/07        7.151           9.392
  38      2/25/07        7.110           9.393
  39      3/25/07        7.870          10.401
  40      4/25/07        7.107          10.007
  41      5/25/07        7.343          10.345
  42      6/25/07        7.105          10.013
  43      7/25/07        7.340          10.348
  44      8/25/07        7.102          10.017
  45      9/25/07        7.101          10.020
  46      10/25/07       7.336          10.516
  47      11/25/07       7.098          10.167
  48      12/25/07       7.334          10.495
  49      1/25/08        7.096          10.145
  50      2/25/08        7.094          10.134
  51      3/25/08        7.582          10.822
  52      4/25/08        7.092          10.259
  53      5/25/08        7.327          10.590
  54      6/25/08        7.089          10.237
  55      7/25/08        7.324          10.567
  56      8/25/08        7.086          10.215
  57      9/25/08        7.085          10.203
  58      10/25/08       7.320          10.537
  59      11/25/08       7.082          10.186
  60      12/25/08       7.317          10.514
  61      1/25/09        7.080          10.163
  62      2/25/09        7.078          10.152
  63      3/25/09        7.835          11.227
  64      4/25/09        7.076          10.130
  65      5/25/09        7.315          10.459
  66      6/25/09        7.082          10.116
  67      7/25/09        7.321          10.448
  68      8/25/09        7.089          10.106
  69      9/25/09        7.092          10.101
  70      10/25/09       7.332          10.434
  71      11/25/09       7.099          10.093
  72      12/25/09       7.340          10.425
  73      1/25/10        7.107          10.085
  74      2/25/10        7.111          10.081
  75      3/25/10        7.878          11.157
  76      4/25/10        7.120          10.074
  77      5/25/10        7.362          10.407
  78      6/25/10        7.130          10.068
  79      7/25/10        7.372          10.400
  80      8/25/10        7.139          10.062
  81      9/25/10        7.145          10.059
  82      10/25/10       7.388          10.392
  83      11/25/10       7.156          10.055
  84      12/25/10       7.400          10.388
  85      1/25/11        7.167          10.051
  86      2/25/11        7.174          10.050
  87      3/25/11        7.949          11.125
  88      4/25/11        7.187          10.048
  89      5/25/11        7.433          10.382
  90      6/25/11        7.200          10.047
  91      7/25/11        7.448          10.382
  92      8/25/11        7.215          10.047
  93      9/25/11        7.223          10.047
  94      10/25/11       0.000          10.383

(1) Available Funds Cap means a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.23%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.12% and 1.23% in month 1, respectively, both increasing The values indicated to 20.00% thereafter. include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                    TO CALL

PREPAYMENT SPEED         0%               80%              100%             150%             200%
-----------------------------------------------------------------------------------------------------
A-2                      DM               DM               DM               DM               DM
             100         34               34               34               34               34

      WAL(YEARS)       18.22             2.8              2.16             1.13             0.77
 MOD DURN(YEARS)       15.72             2.72             2.12             1.13             0.77
PRINCIPAL WINDOW    Jan04 - Jun32    Jan04 - Sep13    Jan04 - Sep11    Jan04 - Nov08    Jan04 - Jan06
-----------------------------------------------------------------------------------------------------
A-3-A                    DM               DM               DM               DM               DM
             100         20               20               20               20               20

      WAL(YEARS)        8.22             1.08             0.90             0.65             0.53
 MOD DURN(YEARS)        7.74             1.08             0.90             0.66             0.53
PRINCIPAL WINDOW    Jan04 - Jul18    Jan04 - Jan06    Jan04 - Sep05    Jan04 - Feb05    Jan04 - Nov04
-----------------------------------------------------------------------------------------------------
A-3-B                  YIELD            YIELD            YIELD            YIELD            YIELD
        99.97428        4.55             4.52             4.51             4.48             4.42

      WAL(YEARS)       20.97             6.11             4.90             2.95             1.77
 MOD DURN(YEARS)       13.10             5.09             4.22             2.67             1.66
PRINCIPAL WINDOW    Jul18 - Jun32    Jan06 - Sep13    Sep05 - Sep11    Feb05 - Nov08    Nov04 - Jun06
-----------------------------------------------------------------------------------------------------
M1                       DM               DM               DM               DM               DM
             100         65               65               65               65               65

      WAL(YEARS)       25.96             6.35             5.18             4.58             2.78
 MOD DURN(YEARS)       20.86             6.00             4.95             4.42             2.73
PRINCIPAL WINDOW    Jul25 - Jun32    Jan07 - Sep13    Apr07 - Sep11    Dec07 - Nov08    Jun06 - May07
-----------------------------------------------------------------------------------------------------
M2                       DM               DM               DM               DM               DM
             100        145              145              145              145              145

      WAL(YEARS)       25.96             6.35             5.13             4.01             3.41
 MOD DURN(YEARS)       18.89             5.81             4.78             3.81             3.27
PRINCIPAL WINDOW    Jul25 - Jun32    Jan07 - Sep13    Feb07 - Sep11    May07 - Nov08    May07 - May07
-----------------------------------------------------------------------------------------------------
M3                       DM               DM               DM               DM               DM
             100         170              170              170              170              170

      WAL(YEARS)        25.96            6.35             5.12             3.82             3.41
 MOD DURN(YEARS)        18.33            5.75             4.73             3.62             3.25
PRINCIPAL WINDOW    Jul25 - Jun32    Jan07 - Sep13    Feb07 - Sep11    Apr07 - Nov08    May07 - May07
-----------------------------------------------------------------------------------------------------
B1                       DM               DM               DM               DM               DM
             100         200              200              200              200              200

      WAL(YEARS)        25.96            6.35             5.11             3.77             3.41
 MOD DURN(YEARS)        17.68            5.69             4.68             3.55             3.23
PRINCIPAL WINDOW    Jul25 - Jun32    Jan07 - Sep13    Jan07 - Sep11    Mar07 - Nov08    May07 - May07
-----------------------------------------------------------------------------------------------------
B2                       DM               DM               DM               DM               DM
             100         260              260              260              260              260

      WAL(YEARS)        25.96            6.35             5.10             3.72             3.38
 MOD DURN(YEARS)        16.49            5.55             4.58             3.45             3.16
PRINCIPAL WINDOW    Jul25 - Jun32    Jan07 - Sep13    Jan07 - Sep11    Feb07 - Nov08    Apr07 - May07
-----------------------------------------------------------------------------------------------------
B3                       DM               DM               DM               DM               DM
        87.77321         384              548              600              698              731

      WAL(YEARS)        25.82            6.02             4.84             3.51             3.21
 MOD DURN(YEARS)        14.91            5.05             4.17             3.15             2.91
PRINCIPAL WINDOW    Jul25 - Jun32    Jan07 - Sep13    Jan07 - Sep11    Jan07 - Nov08    Feb07 - May07
-----------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                   TO MATURITY

PREPAYMENT SPEED          0%              80%              100%            150%             200%
-----------------------------------------------------------------------------------------------------
A-2                      DM               DM                DM              DM               DM
             100           34              35                34              34               34

      WAL(YEARS)        18.28            2.85              2.20            1.13             0.77
 MOD DURN(YEARS)        15.76            2.76              2.15            1.13             0.77
PRINCIPAL WINDOW    Jan04 - Sep33    Jan04 - Apr17    Jan04 - Mar14    Jan04 - Apr09    Jan04 - Jan06
-----------------------------------------------------------------------------------------------------
A-3-A                    DM               DM                DM               DM               DM
             100          20               20                20              20               20

      WAL(YEARS)        8.22             1.08              0.90            0.65             0.53
 MOD DURN(YEARS)        7.74             1.08              0.90            0.66             0.53
PRINCIPAL WINDOW    Jan04 - Jul18    Jan04 - Jan06    Jan04 - Sep05    Jan04 - Feb05    Jan04 - Nov04
-----------------------------------------------------------------------------------------------------
A-3-B                   YIELD            YIELD            YIELD            YIELD            YIELD
        99.97428        4.56             4.53             4.52               4.5             4.41

      WAL(YEARS)       20.97             7.56             6.21              4.04             1.77
 MOD DURN(YEARS)       13.10             5.87             5.00              3.45             1.66
PRINCIPAL WINDOW    Jul18 - Nov32    Jan06 - May25    Sep05 - Aug21    Feb05 - Sep15    Nov04 - Jun06
-----------------------------------------------------------------------------------------------------
M1                       DM               DM               DM               DM               DM
             100           65              68               68               67               68

      WAL(YEARS)        26.09            7.04             5.75             4.98             3.15
 MOD DURN(YEARS)        20.94            6.56             5.43             4.79             3.06
PRINCIPAL WINDOW    Jul25 - Aug33    Jan07 - Oct21    Apr07 - Jul18    Dec07 - May13    Jun06 - Apr12
-----------------------------------------------------------------------------------------------------
M2                       DM               DM               DM               DM               DM
             100          145             150              150              150              168

      WAL(YEARS)        26.09            6.96             5.63             4.33             5.10
 MOD DURN(YEARS)        18.95            6.27             5.18             4.09             4.77
PRINCIPAL WINDOW    Jul25 - Jun33    Jan07 - Feb20    Feb07 - Feb17    May07 - May12    Dec07 - Dec10
-----------------------------------------------------------------------------------------------------
M3                       DM               DM               DM               DM               DM
             100          170             175              175             175              181

    WAL(YEARS)          26.08            6.85             5.52            4.09             3.96
 MOD DURN(YEARS)        18.38            6.12             5.05            3.85             3.75
PRINCIPAL WINDOW    Jul25 - Apr33    Jan07 - Dec17    Feb07 - Mar15    Apr07 - Feb11    Sep07 - Dec08
-----------------------------------------------------------------------------------------------------
B1                       DM               DM               DM               DM               DM
             100          200             205              205             205              207

      WAL(YEARS)        26.06            6.74             5.42            3.97             3.69
 MOD DURN(YEARS)        17.72            5.97             4.92            3.72             3.48
PRINCIPAL WINDOW    Jul25 - Mar33    Jan07 - Dec16    Jan07 - May14    Mar07 - Aug10    Jun07 - Aug08
-----------------------------------------------------------------------------------------------------
B2                       DM               DM               DM               DM               DM
             100          260             263              263             263              263

      WAL(YEARS)        26.02            6.54             5.25            3.81             3.45
 MOD DURN(YEARS)        16.51            5.69             4.69            3.53             3.22
PRINCIPAL WINDOW    Jul25 - Dec32    Jan07 - Aug15    Jan07 - Apr13    Feb07 - Nov09    Apr07 - Jan08
-----------------------------------------------------------------------------------------------------
B3                       DM               DM               DM               DM               DM
        87.77321          384             548              600             698              731

      WAL(YEARS)        25.82            6.03             4.84            3.51             3.21
 MOD DURN(YEARS)        14.91            5.05             4.17            3.15             2.91
PRINCIPAL WINDOW    Jul25 - Jun32    Jan07 - Oct13    Jan07 - Oct11    Jan07 - Nov08    Feb07 -May07
-----------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                              0% PRICING  80% PRICING  100% PRICING 150% PRICING
      DATE                       SPEED        SPEED        SPEED        SPEED      200% PRICING SPEED
      ----                       -----        -----        -----        -----      ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                           97           70           64           47               30
25-Dec-05                           96           49           39           17                *
25-Dec-06                           95           32           21            *                0
25-Dec-07                           93           24           17            *                0
25-Dec-08                           92           18           12            *                0
25-Dec-09                           90           13            8            0                0
25-Dec-10                           88           10            5            0                0
25-Dec-11                           86            7            3            0                0
25-Dec-12                           84            5            1            0                0
25-Dec-13                           82            3            *            0                0
25-Dec-14                           79            2            0            0                0
25-Dec-15                           77            1            0            0                0
25-Dec-16                           74            *            0            0                0
25-Dec-17                           71            0            0            0                0
25-Dec-18                           68            0            0            0                0
25-Dec-19                           64            0            0            0                0
25-Dec-20                           60            0            0            0                0
25-Dec-21                           56            0            0            0                0
25-Dec-22                           52            0            0            0                0
25-Dec-23                           47            0            0            0                0
25-Dec-24                           42            0            0            0                0
25-Dec-25                           38            0            0            0                0
25-Dec-26                           34            0            0            0                0
25-Dec-27                           30            0            0            0                0
25-Dec-28                           26            0            0            0                0
25-Dec-29                           21            0            0            0                0
25-Dec-30                           16            0            0            0                0
25-Dec-31                           11            0            0            0                0
25-Dec-32                            5            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             18.28         2.85         2.20         1.13             0.77

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

       PERCENTAGE OF CLASS A-3-A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING
        DATE                     SPEED        SPEED        SPEED          SPEED      200% PRICING SPEED
       -----                     -----        -----        -----          -----      ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                           92           51           40           13                0
25-Dec-05                           88            3            0            0                0
25-Dec-06                           83            0            0            0                0
25-Dec-07                           78            0            0            0                0
25-Dec-08                           73            0            0            0                0
25-Dec-09                           68            0            0            0                0
25-Dec-10                           62            0            0            0                0
25-Dec-11                           55            0            0            0                0
25-Dec-12                           49            0            0            0                0
25-Dec-13                           41            0            0            0                0
25-Dec-14                           33            0            0            0                0
25-Dec-15                           25            0            0            0                0
25-Dec-16                           16            0            0            0                0
25-Dec-17                            6            0            0            0                0
25-Dec-18                            0            0            0            0                0
25-Dec-19                            0            0            0            0                0
25-Dec-20                            0            0            0            0                0
25-Dec-21                            0            0            0            0                0
25-Dec-22                            0            0            0            0                0
25-Dec-23                            0            0            0            0                0
25-Dec-24                            0            0            0            0                0
25-Dec-25                            0            0            0            0                0
25-Dec-26                            0            0            0            0                0
25-Dec-27                            0            0            0            0                0
25-Dec-28                            0            0            0            0                0
25-Dec-29                            0            0            0            0                0
25-Dec-30                            0            0            0            0                0
25-Dec-31                            0            0            0            0                0
25-Dec-32                            0            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)              8.22         1.08         0.90         0.65             0.53

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

       PERCENTAGE OF CLASS A-3-B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                              0% PRICING   80% PRICING  100% PRICING  150% PRICING
      DATE                       SPEED        SPEED         SPEED         SPEED      200% PRICING SPEED
      ----                       -----        -----         -----         -----      ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                          100          100          100          100               91
25-Dec-05                          100          100           90           63               39
25-Dec-06                          100           78           64           33                0
25-Dec-07                          100           66           57           33                0
25-Dec-08                          100           56           47           33                0
25-Dec-09                          100           47           38           27                0
25-Dec-10                          100           40           32           22                0
25-Dec-11                          100           34           27           19                0
25-Dec-12                          100           30           23           12                0
25-Dec-13                          100           25           19            7                0
25-Dec-14                          100           22           17            2                0
25-Dec-15                          100           19           14            0                0
25-Dec-16                          100           17           12            0                0
25-Dec-17                          100           15           11            0                0
25-Dec-18                           85           13            8            0                0
25-Dec-19                           80           11            4            0                0
25-Dec-20                           74           10            1            0                0
25-Dec-21                           68            9            0            0                0
25-Dec-22                           61            6            0            0                0
25-Dec-23                           54            3            0            0                0
25-Dec-24                           47            1            0            0                0
25-Dec-25                           41            0            0            0                0
25-Dec-26                           36            0            0            0                0
25-Dec-27                           31            0            0            0                0
25-Dec-28                           25            0            0            0                0
25-Dec-29                           20            0            0            0                0
25-Dec-30                           13            0            0            0                0
25-Dec-31                            6            0            0            0                0
25-Dec-32                            0            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             20.97         7.56         6.21         4.04             1.77

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                              0% PRICING    80% PRICING  100% PRICING  150% PRICING
        DATE                     SPEED         SPEED        SPEED         SPEED       200% PRICING SPEED
        ----                     -----         -----        -----         ----        ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                          100          100          100          100              100
25-Dec-05                          100          100          100          100              100
25-Dec-06                          100          100          100          100                9
25-Dec-07                          100           78           60           94                9
25-Dec-08                          100           62           45           29                9
25-Dec-09                          100           49           33           12                9
25-Dec-10                          100           38           25            8                9
25-Dec-11                          100           30           18            5                1
25-Dec-12                          100           24           14            1                0
25-Dec-13                          100           19           10            0                0
25-Dec-14                          100           15            8            0                0
25-Dec-15                          100           12            6            0                0
25-Dec-16                          100            9            4            0                0
25-Dec-17                          100            7            1            0                0
25-Dec-18                          100            5            0            0                0
25-Dec-19                          100            4            0            0                0
25-Dec-20                          100            2            0            0                0
25-Dec-21                          100            0            0            0                0
25-Dec-22                          100            0            0            0                0
25-Dec-23                          100            0            0            0                0
25-Dec-24                          100            0            0            0                0
25-Dec-25                           96            0            0            0                0
25-Dec-26                           86            0            0            0                0
25-Dec-27                           76            0            0            0                0
25-Dec-28                           65            0            0            0                0
25-Dec-29                           53            0            0            0                0
25-Dec-30                           41            0            0            0                0
25-Dec-31                           27            0            0            0                0
25-Dec-32                           12            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             26.09         7.04         5.75         4.98             3.15

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                              0% PRICING   80% PRICING  100% PRICING  150% PRICING
       DATE                      SPEED         SPEED        SPEED        SPEED       200% PRICING SPEED
       ----                      -----         -----        -----        -----       ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                          100          100          100          100              100
25-Dec-05                          100          100          100          100              100
25-Dec-06                          100          100          100          100              100
25-Dec-07                          100           78           60           30               98
25-Dec-08                          100           62           45           19               47
25-Dec-09                          100           49           33           12               16
25-Dec-10                          100           38           25            8                0
25-Dec-11                          100           30           18            2                0
25-Dec-12                          100           24           14            0                0
25-Dec-13                          100           19           10            0                0
25-Dec-14                          100           15            8            0                0
25-Dec-15                          100           12            4            0                0
25-Dec-16                          100            9            *            0                0
25-Dec-17                          100            7            0            0                0
25-Dec-18                          100            3            0            0                0
25-Dec-19                          100            *            0            0                0
25-Dec-20                          100            0            0            0                0
25-Dec-21                          100            0            0            0                0
25-Dec-22                          100            0            0            0                0
25-Dec-23                          100            0            0            0                0
25-Dec-24                          100            0            0            0                0
25-Dec-25                           96            0            0            0                0
25-Dec-26                           86            0            0            0                0
25-Dec-27                           76            0            0            0                0
25-Dec-28                           65            0            0            0                0
25-Dec-29                           53            0            0            0                0
25-Dec-30                           41            0            0            0                0
25-Dec-31                           27            0            0            0                0
25-Dec-32                           12            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             26.09         6.96         5.63         4.33             5.10

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING
      DATE                        SPEED       SPEED         SPEED        SPEED       200% PRICING SPEED
      ----                        -----       -----         -----        -----       ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                          100          100          100          100              100
25-Dec-05                          100          100          100          100              100
25-Dec-06                          100          100          100          100              100
25-Dec-07                          100           78           60           30               13
25-Dec-08                          100           62           45           19                0
25-Dec-09                          100           49           33           12                0
25-Dec-10                          100           38           25            2                0
25-Dec-11                          100           30           18            0                0
25-Dec-12                          100           24           14            0                0
25-Dec-13                          100           19           10            0                0
25-Dec-14                          100           15            2            0                0
25-Dec-15                          100           12            0            0                0
25-Dec-16                          100            9            0            0                0
25-Dec-17                          100            0            0            0                0
25-Dec-18                          100            0            0            0                0
25-Dec-19                          100            0            0            0                0
25-Dec-20                          100            0            0            0                0
25-Dec-21                          100            0            0            0                0
25-Dec-22                          100            0            0            0                0
25-Dec-23                          100            0            0            0                0
25-Dec-24                          100            0            0            0                0
25-Dec-25                           96            0            0            0                0
25-Dec-26                           86            0            0            0                0
25-Dec-27                           76            0            0            0                0
25-Dec-28                           65            0            0            0                0
25-Dec-29                           53            0            0            0                0
25-Dec-30                           41            0            0            0                0
25-Dec-31                           27            0            0            0                0
25-Dec-32                           12            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             26.08         6.85         5.52         4.09             3.96

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                              0% PRICING   80% PRICING  100% PRICING  150% PRICING
        DATE                     SPEED         SPEED        SPEED        SPEED       200% PRICING SPEED
        ----                     -----         -----        -----        -----       ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                          100          100          100          100              100
25-Dec-05                          100          100          100          100              100
25-Dec-06                          100          100          100          100              100
25-Dec-07                          100           78           60           30               13
25-Dec-08                          100           62           45           19                0
25-Dec-09                          100           49           33           10                0
25-Dec-10                          100           38           25            0                0
25-Dec-11                          100           30           18            0                0
25-Dec-12                          100           24           14            0                0
25-Dec-13                          100           19            4            0                0
25-Dec-14                          100           15            0            0                0
25-Dec-15                          100            9            0            0                0
25-Dec-16                          100            0            0            0                0
25-Dec-17                          100            0            0            0                0
25-Dec-18                          100            0            0            0                0
25-Dec-19                          100            0            0            0                0
25-Dec-20                          100            0            0            0                0
25-Dec-21                          100            0            0            0                0
25-Dec-22                          100            0            0            0                0
25-Dec-23                          100            0            0            0                0
25-Dec-24                          100            0            0            0                0
25-Dec-25                           96            0            0            0                0
25-Dec-26                           86            0            0            0                0
25-Dec-27                           76            0            0            0                0
25-Dec-28                           65            0            0            0                0
25-Dec-29                           53            0            0            0                0
25-Dec-30                           41            0            0            0                0
25-Dec-31                           27            0            0            0                0
25-Dec-32                           10            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             26.06         6.74         5.42         3.97             3.69

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                              0% PRICING   80% PRICING  100% PRICING  150% PRICING
       DATE                      SPEED        SPEED         SPEED        SPEED       200% PRICING SPEED
       ----                      -----        -----         -----        -----       ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                          100          100          100          100              100
25-Dec-05                          100          100          100          100              100
25-Dec-06                          100          100          100          100              100
25-Dec-07                          100           78           60           30                2
25-Dec-08                          100           62           45           18                0
25-Dec-09                          100           49           33            0                0
25-Dec-10                          100           38           25            0                0
25-Dec-11                          100           30           16            0                0
25-Dec-12                          100           24            3            0                0
25-Dec-13                          100           17            0            0                0
25-Dec-14                          100            6            0            0                0
25-Dec-15                          100            0            0            0                0
25-Dec-16                          100            0            0            0                0
25-Dec-17                          100            0            0            0                0
25-Dec-18                          100            0            0            0                0
25-Dec-19                          100            0            0            0                0
25-Dec-20                          100            0            0            0                0
25-Dec-21                          100            0            0            0                0
25-Dec-22                          100            0            0            0                0
25-Dec-23                          100            0            0            0                0
25-Dec-24                          100            0            0            0                0
25-Dec-25                           96            0            0            0                0
25-Dec-26                           86            0            0            0                0
25-Dec-27                           76            0            0            0                0
25-Dec-28                           65            0            0            0                0
25-Dec-29                           53            0            0            0                0
25-Dec-30                           41            0            0            0                0
25-Dec-31                           27            0            0            0                0
25-Dec-32                            0            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             26.02         6.54         5.25         3.81             3.45

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING
       DATE                      SPEED         SPEED        SPEED         SPEED      200% PRICING SPEED
       ----                      -----         -----        -----         -----      ------------------
Initial Percentage                 100          100          100          100              100
25-Dec-04                          100          100          100          100              100
25-Dec-05                          100          100          100          100              100
25-Dec-06                          100          100          100          100              100
25-Dec-07                          100           78           60           20                0
25-Dec-08                          100           62           45            0                0
25-Dec-09                          100           49           26            0                0
25-Dec-10                          100           35           10            0                0
25-Dec-11                          100           20            0            0                0
25-Dec-12                          100            8            0            0                0
25-Dec-13                          100            0            0            0                0
25-Dec-14                          100            0            0            0                0
25-Dec-15                          100            0            0            0                0
25-Dec-16                          100            0            0            0                0
25-Dec-17                          100            0            0            0                0
25-Dec-18                          100            0            0            0                0
25-Dec-19                          100            0            0            0                0
25-Dec-20                          100            0            0            0                0
25-Dec-21                          100            0            0            0                0
25-Dec-22                          100            0            0            0                0
25-Dec-23                          100            0            0            0                0
25-Dec-24                          100            0            0            0                0
25-Dec-25                           96            0            0            0                0
25-Dec-26                           86            0            0            0                0
25-Dec-27                           76            0            0            0                0
25-Dec-28                           65            0            0            0                0
25-Dec-29                           53            0            0            0                0
25-Dec-30                           40            0            0            0                0
25-Dec-31                           14            0            0            0                0
25-Dec-32                            0            0            0            0                0
25-Dec-33                            0            0            0            0                0

Average Life (years)             25.82         6.03         4.84         3.51             3.21

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.